                                  [LOGO]

CENTURA LARGE CAP EQUITY FUND

CENTURA MID CAP EQUITY FUND

CENTURA SMALL CAP EQUITY FUND

CENTURA GOVERNMENT INCOME FUND

CENTURA NORTH CAROLINA TAX-FREE BOND FUND

CENTURA MONEY MARKET FUND

                      ANNUAL REPORT
                            APRIL 30, 1999

                               TABLE OF CONTENTS

                           Message From Your Chairman
                                     Page 2

                             Large Cap Equity Fund
                                     Page 6

                              Mid Cap Equity Fund
                                    Page 13

                             Small Cap Equity Fund
                                    Page 21

                             Government Income Fund
                                    Page 28

                       North Carolina Tax-Free Bond Fund
                                    Page 34

                               Money Market Fund
                                    Page 41

                         Notes to Financial Statements
                                    Page 45

                          Independent Auditors' Report
                                    Page 53

DEAR SHAREHOLDERS:

    We are pleased to present this report for Centura Funds' fiscal year ended April 30, 1999. In addition to solid investment performance, this past year provided a renewed focus and significant enhancements for Centura Fund shareholders.

A YEAR OF POSITIVE CHANGE

    Our intent to more sharply focus certain Centura Funds and to enhance the Funds' overall functionality as an integrated family of investments was reflected in additions and changes made this past year. June 1, 1998 the Centura Money Market Fund began operations, providing a cash equivalent option for Centura Fund shareholders. August 1, 1998 the Centura Equity Growth and Equity Income Funds became the Centura Mid Cap Equity and Large Cap Equity Funds.

    The Mid Cap Equity Fund invests primarily in medium sized U.S. companies and targets the S&P MidCap 400 Index as its performance benchmark. The Large Cap Equity Fund invests in large U.S. companies and targets the S&P 500 index as its benchmark. These changes better define these Funds and help eliminate potential overlap in holdings. For our shareholders this provides better diversification potential and may help provide greater relative investment consistency. Targeting specific investment classes and benchmarks also allows shareholders and investment advisors to better employ asset allocation strategies and make more substantive performance comparisons.

    Recent events further our intent to provide integrated, clearly defined investment options. Changing the name of the Federal Securities Income Fund to the Centura Government Income Fund more clearly reflects its investment policy. The addition of the Centura Quality Income Fund* fills an important segment in our investment lineup. And finally, the conversion of the Southeast Equity Fund to the Centura Small Cap Equity Fund further solidifies our positioning of Centura Funds as a family of investments.

    The change in name from Federal Securities Income to Government Income Fund is purely a name change and does not affect the investment policy of the Fund. The change is intended to more clearly reflect the nature of the Fund. It will continue to invest primarily in U.S. Government securities with maturities no greater than 10 years.

    The Centura Quality Income Fund* seeks current income and capital appreciation by investing in a diversified portfolio of investment grade fixed income securities. As we anticipate this Fund maintaining a higher concentration of non-government securities and a longer average maturity, it is positioned as a more aggressive fixed income offering relative to the Centura Government Income Fund. The Quality Income Fund* targets the Lehman Brothers Government/Corporate Index as its performance benchmark.

    Given that the Centura Southeast Equity Fund has historically invested in small company stocks, its transition to the Centura Small Cap Equity Fund is a more subtle change than it may appear on the surface. The greatest impact of this evolution is the removal of the geographic boundaries that constrained the Fund. While it may continue to invest in those companies "in our own Southeastern U.S. backyard," it may now also take advantage of small company opportunities outside our region. In addition to better defining this Fund as a complimentary, core investment option, we believe this move provides enhanced potential for diversification and performance. Going forward, the Centura Small Cap Equity Fund will target the S&P SmallCap 600 Index as its performance benchmark.

EQUITY MARKETS

    It is likely that the period encompassed by our fiscal year will be remembered as a significant milestone, with the Dow crossing the 10,000 mark. Less likely to be remembered, but probably more important to investors, was the stark contrast in performance between various sectors, investment styles, and capitalization tiers of the equity market. While highly visible market advances have continued in large company stocks, the small and mid sized companies have, on average, yielded lackluster or even negative returns. It has truly been a market of haves and have-nots.

    For the 12 months ended April 30, 1999 the Dow was up 21.10% for the year with the S&P 500 Index providing a total return of 21.82%. This contrasts with smaller company indices. The S&P MidCap 400 Index was up a mere 6.43% for the year and the S&P SmallCap 600 Index was down 14.29%. Characteristic of this period was the out-performance by growth indices over value, and large-caps over mid and small-caps. Also characteristic was an ever-shrinking list of stocks participating in the market's advance. Things couldn't have been better for blue chip investors. Inflation, real economic growth, real income growth, consumer sentiment, pandemic corporate enthusiasm, productivity, consumer spending, capital spending, employment, unit labor costs, and interest rates, all seemed to benefit blue chip investors while leaving the rest of the market behind.

-------
*Commenced Operations June 10, 1999.

    The rare exception to the breakaway performance of large company stocks occurred in the last month of our reporting period. April, 1999 saw significant out-performance by mid and small cap stocks with the S&P MidCap 400 and SmallCap 600 indices providing one month returns of 7.89% and 6.61% respectively. This compared to the S&P 500 Index's performance of 3.87%. While this event did not make the headlines, it could be a harbinger of things to come. At the very least, it demonstrates why we feel it is important to offer distinctly different investment options, and why we feel investors should consider a diversified investment allocation, despite recent history.

FIXED INCOME MARKETS

    Interest rates increased significantly during the first 4 months of 1999. The yield on the two year Treasury increased by 52 basis points from 4.53% at December 31, 1998 to 5.05% at April 30, 1999. The yield on the 30 year Treasury increased by 57 basis points from 5.09% on December 31, 1998 to 5.66% on April 30, 1999. Because interest rates and bond values move in opposite directions, increases in rates are bad news for the bond market. Most of this increase was in response to a fear that the Fed would have to raise rates to keep the economy from overheating. While we feel that this fear may have been overblown, you always have to respect what the market is telling you.

    Economic growth, as measured by Gross Domestic Product (GDP), was up 4.5% for the first quarter. This is well above the Fed stated target range of 2.5% to 3%. The unemployment rate for April fell to a 29 year low of 4.3% and oil prices have been increasing over the last few weeks. These indicators, signaling accelerating economic growth, tight labor markets, and increasing energy prices typically create inflationary fears and increase the likelihood of a rate increase by the Federal Reserve.

    On the other hand, other economic indicators help decrease inflationary fears, and thus the fear of a tightening by the Federal Reserve. The most recognized indicator of inflation, the Consumer Price Index, continues to show no sign of increasing prices. Industrial commodity prices are also flat. Additionally, gains in productivity seem to be keeping wage increases modest.

    In conclusion, we expect long term rates, as measured by the 30 year U.S. Treasury bond, to range between 5.25% and 6.00% for the next few months. We still expect the short end of the yield curve to remain unchanged until the latter part of the year. After that, we expect that the Fed may have to raise short term rates to cool off a very strong economy.

LOOKING FORWARD

    World financial markets could well be on the mend. Three main forces are at work: the healing of the global economy, the lack of any meaningful interest-rate pressures, and an ever-powerful world liquidity cycle. There has been a strong rise in the NAPM New Export Order Index in the past three months and even industrial materials' prices appear to have stopped falling. This is important to point out because the extraordinarily poor relative performance of the industrial cyclical sectors since mid-1997 can be largely explained, in our opinion, by the emerging-market debt crisis. It is no accident that throughout most of this time, the Purchasing Managers' Index of manufacturing exports deteriorated. The NAPM's New Export Order Index peaked in July 1997 and declined into the fourth quarter of last year. In the same period, industrial materials prices collapsed almost 30%. To be sure, cyclical stocks are also responsive to the domestic economy, which of course has done very well in the past six quarters. But even here we would argue that the ongoing global malaise has kept U.S. economic growth expectations in check. Thus the case for a recovery in industrial cyclicals rests to a large extent on what happens abroad and it is encouraging to see signs that the macro underpinnings for world financial markets are definitely improving. If history is any guide, a recovery in the cyclicals should lead to a broadening of the market's performance, both in terms of large versus smaller companies and in terms of value indices versus growth indices. It is noteworthy, however, that the cyclicals have rallied in the first half of each year since the early 90's only to have cold water thrown on their party in the second half of the year. As for the domestic economy, instead of pointing to any slowdown that would adversely affect economically sensitive sectors, key leading indicators such as the money supply continue to point to very strong growth into early next year. The advent of the year 2000 should itself contribute to real GDP growth. Even companies that are now close to Y2K compliance will still begin to accumulate work-in-process inventories in the second half of the year, just in case their smaller or foreign suppliers meet with computer difficulties that might delay necessary shipments. In our opinion this could be one of the factors which has recently been putting upward price pressures on a broad list of industrial materials. Since industrial stocks generally do well as industrial prices rise, there is a good chance that they will perform well in the second half of the year for the first time since 1986. Remember that 1986, as now, was a period of recovery for global energy prices.

    The above thoughts point to a rosy scenario, but it has been said that we investment professionals are paid to worry so let's consider some of the factors which could derail the recent parabolic moves in the indices. On an international front, three risks are emerging. First, economic growth rates for Europe have been cut sharply, from 2.5% eight months ago to something between 1.5% and 2.0%. Europe represents roughly 15% of S&P 500 profits versus 5% to 6% from Japan/Asia and 3% to 4% from Latin America. A pronounced slowdown in Europe could put at risk earnings forecasts for the S&P 500 this year (keep in mind the recent rate cuts by several European Central Banks, which stimulate growth in the economy). Second, although recent restructuring in Japan will have a positive long-term effect, there will likely be short-term negative economic consequences as unemployment ratchets higher. Lastly, while the markets thus far have identified Kosovo as a socio-political, not an economic event, the end may not be so near. Markets may not react so favorably to guerrilla warfare or the idea that heretofore expected tax cuts may be used to finance the growing cost of this latest military crisis.

    Most recently, concerns of the possibility of rising interest rates over the near term and the implications for growth stock valuations, in particular large-cap growth stocks such as technology and healthcare have arisen. During March and April of 1999 we have seen money rotate out of these areas and into the more economically sensitive sectors, such as basic materials and energy. If this is in fact pointing to higher than expected economic growth and the international markets do continue to improve, we could soon be facing a market which begins to focus on a Federal Reserve whose next step will be to raise short-term rates to cool things off a bit. This will likely become a greater focus as we get past the recent earnings season and move into the middle of the year.

THE FUNDS

    Centura Funds continued to provide solid performance for shareholders this past fiscal year. The following provides insight regarding each Fund. We will illustrate this discussion with the performance of Class C shares. Note, however, that class A and B share performances were more moderate due to their higher expenses (see the graphs on their respective pages).

THE CENTURA LARGE CAP EQUITY FUND (Formerly the Centura Equity Income Fund)

    Given the overall performance of large company stocks, it was not surprising that the Centura Large Cap Equity Fund rewarded its shareholders handsomely this past year. The Fund (Class C shares) provided a total return of 19.94% for the one-year period ended April 30, 1999. This compares to a return from the S&P 500 Index of 21.82% and the performance of the average Growth and Income Fund, as tracked by Lipper Analytical Services, of 9.60%. Particularly given that the Fund did not strongly correlate with the S&P 500 prior to its August conversion, we are very pleased with its performance.

    The Large Cap Equity Fund's performance has benefited from overweightings in some of the market's best performing sectors, such as technology and healthcare, relative to the S&P 500 Index. The Fund continues to overweight these sectors, as we believe they will continue their leadership in an improving world economy.

THE CENTURA MID CAP EQUITY FUND (Formerly the Centura Equity Growth Fund)

    Although single digit performance may appear paltry in contrast to the best known, most quoted stock indices, we must remind ourselves that none of these popular benchmarks measure mid-sized company performance. It is also necessary to understand the value of distinctly different investments that do not all respond the same to a given set of market conditions. Without these distinctions, we'd have no need for more than one equity fund and would not benefit from diversifying assets among different investment types.

    With a total return of 8.93% (Class C shares) for the one year period ended April 30, 1999, the Fund outperformed both its benchmark, the S&P MidCap 400 Index, and the average mid cap equity fund(1) which provided returns of 6.43% and 2.98% respectively. We are very pleased with the Fund's healthy relative performance.

THE CENTURA SMALL CAP EQUITY FUND (Formerly the Southeast Equity Fund)

    While it may seem like an absurd assertion that a -7.84% one-year return is good performance, in this case it is. While the one year total return of the Centura Small Cap Equity Fund ended April down nearly 8% (Class C shares), the average small cap equity fund, as measured by Lipper Analytical Services, was off in excess of 11%. The Fund's benchmark, the S&P SmallCap 600 Index, was down 14.29% for the same period. If beating our benchmark index is our goal, the Small Cap Equity Fund had a great year, with outperformance of nearly 6.5%.

    It is times like this past year that test the patience of small cap investors. It is also a good time to remember that big ups and big downs are the nature of small stocks. This past calendar year provided an excellent example of this. Going into the fourth quarter of 1998 small company stocks, as measured by the S&P SmallCap 600 Index, were down 16.08% but rebounded 17.58% in the fourth quarter. During this same period, the Centura Small Cap Equity Fund (then the Southeast Equity Fund, Class C shares) was off 12% only to rebound 24% in the fourth quarter, finishing 1998 up in excess of 9%.

    While we can make no guarantees regarding future performance, we believe small company stocks remain a potentially attractive investment class that should not be overlooked. Additionally, we believe the Centura

Small Cap Equity Fund is a viable investment vehicle to capture its potential.
---------

(1) Source: Lipper Analytical Services

THE CENTURA GOVERNMENT INCOME FUND (Formerly the Federal Securities Income Fund)

    The Centura Government Income Fund (Class C shares) provided a total return of 5.64% (Class C shares) for the one year period ended April 30, 1999. This compares to 6.35% for the Lehman Brothers Intermediate Government Bond Index and 5.51% for the average short/intermediate U.S. Government Fund, according to Lipper Analytical Services.

    During the first half of our fiscal year world economic concerns created a flight to the safety and liquidity of U.S. Treasury securities to the virtual exclusion of other fixed income options. This, in turn, increased the value of treasuries relative to other fixed income securities. The Fund's relative underweighting in treasuries impacted performance relative to the Lehman Brothers Intermediate Government Bond Index.

    More recently, as the world economic prospects have improved, the trends that negatively impacted our performance have been turning in our favor. As these trends tend to be cyclical in nature, we continue to be optimistic about future relative performance.

THE CENTURA NORTH CAROLINA TAX-FREE BOND FUND

    The Centura North Carolina Tax-Free Bond Fund (Class C shares) returned 6.22% for the one year period ended April 30, 1999. This compared to the Fund's benchmark, the Lehman 5-Year Municipal Index, which returned 6.49%, and Lipper State Intermediate Municipal Index return of 5.49%.

    Though not as liquid as treasury securities, municipal securities were perceived as relatively safe investments during the emotional markets of the year. Consequently, higher quality markets like North Carolina's, weathered the storms of late summer well.

THE CENTURA MONEY MARKET FUND

    The Centura Money Market Fund began operations June 1, 1998. From that time through our fiscal year end, April 30, 1999, the Fund (Class C shares) provided a total return of 4.70%. As the Fund approaches its first anniversary it continues to provide shareholders with a competitively yielding liquid investment option. At the end of our fiscal year the Fund (Class C shares) provided a 30 day yield of 4.69% compared to a 4.60% average for IBC First Tier Institutional funds.

                             LARGE CAP EQUITY FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                           CLASS A
                                                          WITH LOAD
                                                       (RETRUN REFLECTS
                                          CLASS A       MAXIMUM SALES                   LIPPER EQUITY      LIPPER GROWTH &
                                       WITHOUT LOAD     LOAD OF 4.50%)    S&P 500*     INCOME AVERAGE*     INCOME AVERAGE*
12/90                                         $10,000            $9,550      $10,000             $10,000             $10,000
12/91                                         $11,822           $11,285      $13,055             $12,705             $12,925
12/92                                         $13,002           $12,411      $14,056             $13,992             $14,107
12/93                                         $14,617           $13,953      $15,460             $15,992             $15,932
12/94                                         $14,526           $13,868      $15,663             $15,694             $15,799
12/95                                         $18,551           $17,707      $21,525             $20,452             $20,663
12/96                                         $22,264           $21,252      $26,492             $24,237             $24,949
12/97                                         $29,618           $28,278      $35,330             $30,757             $31,836
12/98                                         $32,853           $31,360      $45,428             $34,553             $36,611
4/99                                          $35,726           $34,103      $49,539             $37,103             $39,212
AVERAGE ANNUAL TOTAL RETURN
1 YEAR                                         19.58%            14.23%       21.82%               9.18%               9.60%
5 YEAR                                         20.19%            19.10%       21.17%              18.79%              20.08%
SINCE INCEPTION                                16.52%            15.87%       26.88%              16.88%              17.63%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                CLASS B
                                                               WITH LOAD
                                                          (RETURN REFLECTS THE
                                                         APPROPRIATE CONTINGENT
                                                         DEFERRED SALES CHARGE
                                          CLASS B       (MAXIMUM DEFERRED SALES                   LIPPER EQUITY
                                       WITHOUT LOAD         LOAD IS 5.00%))         S&P 500*     INCOME AVERAGE*
12/90                                         $10,000                      $9,500      $10,000             $10,000
12/91                                         $11,771                     $11,271      $13,055             $12,705
12/92                                         $12,877                     $12,477      $14,056             $13,992
12/93                                         $14,406                     $14,106      $15,460             $15,992
12/94                                         $14,083                     $13,883      $15,663             $15,694
12/95                                         $18,089                     $17,989      $21,525             $20,452
12/96                                         $21,592                     $21,592      $26,492             $24,237
12/97                                         $28,046                     $28,046      $35,330             $30,757
12/98                                         $31,372                     $31,372      $45,428             $34,553
4/99                                          $34,057                     $34,057      $49,539             $37,103
AVERAGE ANNUAL TOTAL RETURN
1 YEAR                                         18.76%                      13.76%       21.82%               9.18%
5 YEAR                                         19.45%                      19.35%       21.17%              18.79%
SINCE INCEPTION                                15.85%                      15.85%       26.88%              16.88%


                                       LIPPER GROWTH &
                                       INCOME AVERAGE*
12/90                                            $10,000
12/91                                            $12,925
12/92                                            $14,107
12/93                                            $15,932
12/94                                            $15,799
12/95                                            $20,663
12/96                                            $24,949
12/97                                            $31,836
12/98                                            $36,611
4/99                                             $39,212
AVERAGE ANNUAL TOTAL RETURN
1 YEAR                                             9.60%
5 YEAR                                            20.08%
SINCE INCEPTION                                   17.63%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                        CLASS C                   LIPPER EQUITY      LIPPER GROWTH &
                                       (NO LOAD)    S&P 500*     INCOME AVERAGE*     INCOME AVERAGE*
12/90                                     $10,000      $10,000             $10,000             $10,000
12/91                                     $11,898      $13,055             $12,705             $12,925
12/92                                     $13,134      $14,056             $13,992             $14,107
12/93                                     $14,861      $15,460             $15,992             $15,932
12/94                                     $14,651      $15,663             $15,694             $15,799
12/95                                     $19,019      $21,525             $20,452             $20,663
12/96                                     $22,923      $26,492             $24,237             $24,949
12/97                                     $30,049      $35,330             $30,757             $31,836
12/98                                     $33,973      $45,428             $34,553             $36,611
4/99                                      $36,990      $49,539             $37,103             $39,212
AVERAGE ANNUAL TOTAL RETURN
1 YEAR                                     19.94%       21.82%               9.18%               9.60%
5 YEAR                                     20.60%       21.17%              18.79%              20.08%
SINCE INCEPTION                            17.01%       26.88%              16.88%              17.63%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

* The S&P 500 is an unmanaged index generally representative of the domestic stock market. The LIPPER GROWTH & INCOME AVERAGE AND LIPPER EQUITY INCOME AVERAGE are representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. that fall into this category.

Due to change in investment objective and policies, going forward the Lipper Equity Income Average will be replaced by Lipper Growth and Income Average because of its better representation of the Fund's new investment policies. Previously used indices are shown here for transitional purposes.

The inception date for performance purposes is December 31, 1990. The quoted performance of the Centura Large Cap Equity Fund (formerly Equity Income Fund) includes performance of certain collective trust funds ("Commingled Accounts") advised by Centura Bank prior to the establishment of the Fund on June 1, 1994. On that date, the assets of the Commingled Accounts were transferred to the Fund in connection with its commencement of operations. The investment objective, policies and techniques of the Commingled Accounts were equivalent in all material aspect to those of the Fund. During that time, the Commingled Accounts were not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore were not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Accounts had been registered under the 1940 Act, the Commingled Accounts' performance may have been adversely affected. Because the Commingled Accounts did not charge any expenses, their performance has been adjusted to reflect the Fund's estimated expenses at the time of its inception, which were 1.00%, 1.75% and 0.75% of average daily net assets for Class A, Class B and Class C, respectively. The performance information for the period subsequent to the Fund's inception also assumes reinvestment of all net investment income and realized capital gains and takes into account actual expenses of the appropriate share class.

The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods. Without the waiver of fees, returns would have been lower.

CENTURA FUNDS, INC.                            SCHEDULE OF PORTFOLIO INVESTMENTS
LARGE CAP EQUITY FUND                                             APRIL 30, 1999

  COMMON STOCKS (99.2%)

                                                          MARKET
                                            SHARES        VALUE
                                          -----------  ------------
AEROSPACE/DEFENSE (1.5%)
AlliedSignal, Inc.......................       20,000  $  1,175,000
Raytheon Co.............................       15,000     1,053,750
                                                       ------------
                                                          2,228,750
                                                       ------------
AIRLINES (0.5%)
AMR Corp. (b)...........................       11,000       767,938
                                                       ------------
AUTOMOBILES & TRUCKS (2.2%)
Ford Motor Co...........................       25,000     1,598,438
General Motors Corp.....................       18,000     1,600,875
                                                       ------------
                                                          3,199,313
                                                       ------------
BANKING & FINANCIAL SERVICES (14.1%)
American Express Co.....................        5,000       653,438
Banc One Corp...........................       30,000     1,770,000
Bank of New York Co., Inc...............       30,000     1,200,000
BankAmerica Corp........................       25,000     1,799,999
Chase Manhattan Corp....................       25,000     2,068,749
Citigroup, Inc..........................       31,000     2,332,749
Fannie Mae..............................       25,000     1,773,438
Fifth Third Bancorp.....................       25,000     1,792,188
First Union Corp........................       20,000     1,107,500
MBNA Corp...............................       50,000     1,409,375
Mellon Bank Corp........................       15,000     1,114,688
Morgan Stanley Dean Witter Discover.....       15,000     1,487,813
State Street Corp.......................       15,000     1,312,500
Washington Mutual, Inc..................       20,000       822,500
                                                       ------------
                                                         20,644,937
                                                       ------------
CHEMICALS (1.7%)
E.I. du Pont de Nemours & Co............       20,000     1,412,500
Monsanto Co.............................       25,000     1,131,250
                                                       ------------
                                                          2,543,750
                                                       ------------
COMMERCIAL SERVICES (0.4%)
Cendant Corp. (b).......................       30,000       540,000
                                                       ------------
COMPUTER INDUSTRY (16.5%)
America Online, Inc. (b)................       15,000     2,141,250
BMC Software (b)........................       15,000       645,938
Cisco Systems, Inc. (b).................       25,000     2,851,563
Compaq Computer Corp....................       10,000       223,125
Dell Computer Corp. (b).................       50,000     2,059,375
EMC Corp. (b)...........................        8,000       871,500
Hewlett-Packard Co......................       10,000       788,750
Intel Corp..............................       50,000     3,059,374
International Business Machines Corp....       15,000     3,137,812
Microsoft Corp. (b).....................       70,000     5,691,874
Oracle Corp. (b)........................       45,000     1,217,813
Sun Microsystems, Inc. (b)..............       22,000     1,315,875
                                                       ------------
                                                         24,004,249
                                                       ------------
CONSUMER GOODS AND SERVICES (6.3%)
Clorox Co...............................        7,500       865,313
Colgate-Palmolive Co....................       12,000     1,229,250
  COMMON STOCKS, CONTINUED:
                                                          MARKET
                                            SHARES        VALUE
                                          -----------  ------------
Dow Jones & Co., Inc....................       15,000  $    817,500
Fort James Corp.........................       12,000       456,000
Gillette Co.............................       20,000     1,043,750
Kimberly-Clark Corp.....................       10,000       613,125
Mattel, Inc.............................       20,000       517,500
Philip Morris Companies, Inc............       30,000     1,051,875
Procter & Gamble Co.....................       21,000     1,970,062
Unilever N.V............................       11,000       714,313
                                                       ------------
                                                          9,278,688
                                                       ------------
DIVERSIFIED OPERATIONS (4.7%)
General Electric Co.....................       50,000     5,275,000
Tyco International Ltd..................       20,000     1,625,000
                                                       ------------
                                                          6,900,000
                                                       ------------
ELECTRONIC COMPONENTS/INSTRUMENTS (3.6%)
Applied Materials, Inc. (b).............       15,000       804,375
Honeywell, Inc..........................       10,000       947,500
KLA Instruments Corp. (b)...............       20,000       992,500
Solectron Corp. (b).....................       20,000       970,000
Texas Instruments.......................       15,000     1,531,875
                                                       ------------
                                                          5,246,250
                                                       ------------
ENERGY (7.7%)
Duke Energy Corp........................       10,000       560,000
Enron Corp..............................       15,000     1,128,750
Exxon Corp..............................       26,000     2,159,625
Halliburton Co..........................        8,000       341,000
Mobil Corp..............................       12,000     1,257,000
Royal Dutch Petroleum Co................       35,000     2,054,063
Schlumberger Ltd........................       15,000       958,125
Southern Co.............................       30,000       811,875
Unocal Corp.............................       10,000       415,625
USX-Marathon Group......................       27,000       843,750
Williams Cos., Inc......................       15,000       708,750
                                                       ------------
                                                         11,238,563
                                                       ------------
ENTERTAINMENT (1.1%)
The Walt Disney Co......................       10,000       317,500
Time Warner, Inc........................       18,000     1,260,000
                                                       ------------
                                                          1,577,500
                                                       ------------
FOOD AND BEVERAGES (4.9%)
Anheuser Busch Co., Inc.................       20,000     1,462,500
Bestfoods...............................       20,000     1,003,750
Coca Cola Co............................       26,000     1,768,000
McDonald's Corp.........................       35,000     1,483,125
PepsiCo, Inc............................       40,000     1,477,500
                                                       ------------
                                                          7,194,875
                                                       ------------
HEALTH CARE (12.3%)
Abbott Laboratories.....................       20,000       968,750
American Home Products Corp.............       17,000     1,037,000
Amgen, Inc. (b).........................       20,000     1,228,750
Bausch & Lomb, Inc......................       13,000       975,000
Bristol-Myers Squibb Co.................       30,000     1,906,875
Eli Lilly & Co..........................       25,000     1,840,625
Guidant Corp............................       20,000     1,073,750

                                   CONTINUED

CENTURA FUNDS, INC.                            SCHEDULE OF PORTFOLIO INVESTMENTS
LARGE CAP EQUITY FUND                                             APRIL 30, 1999

  COMMON STOCKS, CONTINUED:
                                                          MARKET
                                            SHARES        VALUE
                                          -----------  ------------
Johnson & Johnson.......................        8,000  $    780,000
Medtronic, Inc..........................       15,000     1,079,063
Merck & Co., Inc........................       35,000     2,458,749
Pfizer, Inc.............................       20,000     2,301,249
Schering-Plough Corp....................       25,000     1,207,813
Warner-Lambert Co.......................       17,000     1,154,938
                                                       ------------
                                                         18,012,562
                                                       ------------
INSURANCE (3.3%)
American International Group............       22,000     2,583,624
Jefferson-Pilot Corp....................       15,500     1,044,313
MGIC Investment Corp....................       25,000     1,214,063
                                                       ------------
                                                          4,842,000
                                                       ------------
MACHINERY & EQUIPMENT (0.4%)
Caterpillar, Inc........................       10,000       643,750
                                                       ------------
METALS (0.4%)
Alcoa, Inc..............................       10,000       622,500
                                                       ------------
POLLUTION CONTROL (0.8%)
Waste Management, Inc...................       21,700     1,226,050
                                                       ------------
RETAIL (5.3%)
Dayton Hudson Corp......................       15,000     1,009,688
Home Depot, Inc.........................       30,000     1,798,125
Lowes Co................................       20,000     1,055,000
Wal-Mart Stores, Inc....................       70,000     3,220,000
Walgreen Co.............................       25,000       671,875
                                                       ------------
                                                          7,754,688
                                                       ------------
TELECOMMUNICATIONS (10.8%)
Ameritech Corp..........................       10,000       684,375
Ascend Communications, Inc. (b).........        8,000       773,000
AT&T Corp...............................       52,500     2,651,249
Bell Atlantic Corp......................       30,000     1,728,750
BellSouth Corp..........................       20,000       895,000
Lucent Technologies, Inc................       16,000       962,000
MCI Worldcom, Inc. (b)..................       35,000     2,869,999
SBC Communications, Inc.................       35,000     1,960,000
Sprint Corp.............................       10,000     1,025,625
Sprint Corp. (PCS Group)................       14,500       614,438
Tellabs, Inc. (b).......................       15,000     1,643,438
                                                       ------------
                                                         15,807,874
                                                       ------------
TELECOMMUNICATIONS--EQUIPMENT (0.4%)
Level One Communications, Inc. (b)......       10,000       513,750
                                                       ------------
TRANSPORTATION & SHIPPING (0.3%)
Burlington Northern Santa Fe Corp.......       12,000       439,500
                                                       ------------
TOTAL COMMON STOCKS..................................   145,227,487
                                                       ------------

  INVESTMENT COMPANIES (1.2%)
Centura Money Market Fund...............    1,478,260     1,478,260
Goldman Sachs Financial Square Prime
  Money Market Fund.....................      126,307       126,307
  INVESTMENT COMPANIES, CONTINUED:
                                                          MARKET
                                            SHARES        VALUE
                                          -----------  ------------
Provident Institutional Temporary
  Investment Fund.......................      126,307  $    126,307
                                                       ------------
TOTAL INVESTMENT COMPANIES...........................     1,730,874
                                                       ------------
TOTAL INVESTMENTS
  (Cost $115,188,362)(a)(100.4%).....................   146,958,361
Liabilities in excess of other assets (0.4%).........      (628,818)
                                                       ------------
TOTAL NET ASSETS (100.0%)............................  $146,329,543
                                                       ------------
                                                       ------------

---------

Percentages indicated are based on net assets of $146,329,543.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $16,925. Cost for federal tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...         $ 34,135,103
Unrealized depreciation...           (2,382,029)
                                  -------------
Net unrealized
  appreciation............         $ 31,753,074
                                  -------------
                                  -------------

(b)  Represents non-income producing security.
N.V. -- Naamloze Vennootschap (Dutch corporation)

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
LARGE CAP EQUITY FUND

  STATEMENT OF ASSETS AND LIABILITIES

                                                                  APRIL 30, 1999

ASSETS:
Investments, at value (cost
  $115,188,362).........................              $146,958,361
Interest and dividends receivable.......                   136,586
Receivable for capital shares
  issued................................                    22,000
Receivable for investments sold.........                   339,501
Prepaid expenses and other assets.......                     5,538
                                                      ------------
  TOTAL ASSETS..........................               147,461,986
LIABILITIES:
Payable to custodian for overdraft......  $1,054,699
Payable for capital shares
  redeemed..............................       2,656
Accrued expenses and other payables:
  Investment advisory fees..............      11,431
  Administration fees...................       2,449
  Distribution fees.....................       3,686
  Other.................................      57,522
                                          ----------
  TOTAL LIABILITIES.....................                 1,132,443
                                                      ------------
NET ASSETS:
Capital.................................               110,895,573
Undistributed net investment
  income................................                    20,965
Accumulated net realized gains from
  investment transactions...............                 3,643,006
Net unrealized appreciation from
  investments...........................                31,769,999
                                                      ------------
NET ASSETS..............................              $146,329,543
                                                      ------------
                                                      ------------
Class A
  Net Assets............................              $  2,335,465
  Shares................................                   169,088
  Redemption price per share............              $      13.81
                                                      ------------
                                                      ------------
  Maximum Sales Charge--Class A.........                      4.50%
  Maximum Offering Price
    (100%/(100% - Maximum Sales Charge)
    of net asset value adjusted to the
    nearest cent) per share.............              $      14.46
                                                      ------------
                                                      ------------
Class B
  Net Assets............................              $  4,137,550
  Shares................................                   302,062
  Offering price per share*.............              $      13.70
                                                      ------------
                                                      ------------
Class C
  Net Assets............................              $139,856,528
  Shares................................                10,133,530
  Offering and redemption price per
    share...............................              $      13.80
                                                      ------------
                                                      ------------

---------

  *  Redemption price of Class B shares varies based on length of time held.

  STATEMENT OF OPERATIONS

                                               FOR THE YEAR ENDED APRIL 30, 1999

INVESTMENT INCOME:
Interest income.........................            $     8,877
Dividend income.........................              1,582,403
                                                    -----------
  TOTAL INCOME..........................              1,591,280
EXPENSES:
Investment advisory fees................  $634,643
Administration fees.....................   135,995
Distribution fees--Class A..............     8,634
Distribution fees--Class B..............    27,563
Custodian fess..........................    22,665
Fund accounting fees....................    34,471
Transfer Agent fees.....................    21,567
Other...................................    77,331
                                          --------
  Total Expenses before voluntary fee
    reductions..........................                962,869
  Expenses voluntarily reduced..........                (92,847)
                                                    -----------
  Net Expenses..........................                870,022
                                                    -----------
NET INVESTMENT INCOME...................                721,258
                                                    -----------
REALIZED/UNREALIZED GAINS FROM
INVESTMENTS:
Net realized gains from investment
  transactions..........................              7,713,037
Net change in unrealized appreciation
  from investments......................             13,359,563
                                                    -----------
Net realized/unrealized gains from
  investments...........................             21,072,600
                                                    -----------
Change in net assets resuling from
  operations............................            $21,793,858
                                                    -----------
                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
LARGE CAP EQUITY FUND
  STATEMENTS OF CHANGES IN NET ASSETS

                                            FOR THE       FOR THE
                                           YEAR ENDED   YEAR ENDED
                                           APRIL 30,     APRIL 30,
                                              1999         1998
                                          ------------  -----------
FROM INVESTMENT ACTIVITIES:
Operations:
  Net investment income.................  $    721,258  $ 1,482,896
  Net realized gains from investment
    transactions........................     7,713,037    5,422,320
  Net change in unrealized appreciation
    from investments....................    13,359,563    9,444,095
                                          ------------  -----------
Change in net assets resulting from
  operations............................    21,793,858   16,349,311
                                          ------------  -----------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income............       (13,064)     (17,787)
  In excess of net investment income....            --         (526)
  From net realized gains from
    investment transactions.............      (127,442)     (83,795)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
  From net investment income............       (11,602)     (15,848)
  In excess of net investment income....            --       (1,642)
  From net realized gains from
    investment transactions.............      (216,872)    (124,900)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
  From net investment income............      (704,359)  (1,418,361)
  From net realized gains from
    investment transactions.............    (7,078,053)  (5,725,838)
                                          ------------  -----------
Change in net assets from shareholder
  distributions.........................    (8,151,392)  (7,388,697)
                                          ------------  -----------
Change in net assets from capital
  transactions..........................    63,961,637    6,514,129
                                          ------------  -----------
Change in net assets....................    77,604,103   15,474,743
NET ASSETS:
Beginning of period.....................    68,725,440   53,250,697
                                          ------------  -----------
End of period...........................  $146,329,543  $68,725,440
                                          ------------  -----------
                                          ------------  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
LARGE CAP EQUITY FUND
  FINANCIAL HIGHLIGHTS, CLASS A

                                       FOR THE       FOR THE        FOR THE
                                     YEAR ENDED    YEAR ENDED    PERIOD ENDED
                                      APRIL 30,     APRIL 30,      APRIL 30,
                                        1999          1998         1997 (a)
                                     -----------   -----------   -------------
Net Asset Value, Beginning of
  Period...........................     $12.60        $10.91         $10.00
                                     -----------   -----------   -------------
Investment Activities
  Net investment income............       0.10          0.26           0.14
  Net realized and unrealized gains
    from investments...............       2.19          2.90           0.93
                                     -----------   -----------   -------------
  Total from Investment
    Activities.....................       2.29          3.16           1.07
                                     -----------   -----------   -------------
Distributions
  Net investment income............      (0.10)        (0.26)         (0.14)
  Net realized gains...............      (0.98)        (1.21)         (0.02)
                                     -----------   -----------   -------------
  Total Distributions..............      (1.08)        (1.47)         (0.16)
                                     -----------   -----------   -------------
Net Asset Value, End of Period.....     $13.81        $12.60         $10.91
                                     -----------   -----------   -------------
                                     -----------   -----------   -------------
TOTAL RETURN (EXCLUDES SALES
  CHARGE)..........................      19.58%        30.36%         10.69%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period
  (000)............................     $2,335        $1,490         $  338
Ratio of expenses to average net
  assets...........................       1.14%         0.90%          0.99%(b)
Ratio of net investment income to
  average net assets...............       0.72%         2.05%          2.15%(b)
Ratio of expenses to average net
  assets*..........................       1.51%         1.55%          1.65%(b)
Portfolio turnover rate**..........        114%           39%            24%

  * DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
 ** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED.
(a) FOR THE PERIOD FROM OCTOBER 1, 1996 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1997.
(b)  ANNUALIZED.
(c)  NOT ANNUALIZED.

  FINANCIAL HIGHLIGHTS, CLASS B

                                       FOR THE       FOR THE        FOR THE
                                     YEAR ENDED    YEAR ENDED    PERIOD ENDED
                                      APRIL 30,     APRIL 30,      APRIL 30,
                                        1999          1998         1997 (a)
                                     -----------   -----------   -------------
Net Asset Value, Beginning of
  Period...........................     $12.55        $10.88         $10.00
                                     -----------   -----------   -------------
Investment Activities
  Net investment income (loss).....      (0.01)         0.17           0.11
  Net realized and unrealized gains
    from investments...............       2.20          2.88           0.90
                                     -----------   -----------   -------------
  Total from Investment
    Activities.....................       2.19          3.05           1.01
                                     -----------   -----------   -------------
Distributions
  Net investment income............      (0.06)        (0.17)         (0.11)
  Net realized gains...............      (0.98)        (1.21)         (0.02)
                                     -----------   -----------   -------------
  Total Distributions..............      (1.04)        (1.38)         (0.13)
                                     -----------   -----------   -------------
Net Asset Value, End of Period.....     $13.70        $12.55         $10.88
                                     -----------   -----------   -------------
                                     -----------   -----------   -------------
TOTAL RETURN (EXCLUDES REDEMPTION
  CHARGE)..........................      18.76%        29.39%         10.15%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period
  (000)............................     $4,138        $2,182         $  427
Ratio of expenses to average net
  assets...........................       1.90%         1.64%          1.71%(b)
Ratio of net investment income
  (loss) to average net assets.....      (0.09%)        1.30%          1.52%(b)
Ratio of expenses to average net
  assets*..........................       2.01%         2.05%          2.12%(b)
Portfolio turnover rate**..........        114%           39%            24%

  * DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
 ** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED.
(a) FOR THE PERIOD FROM OCTOBER 1, 1996 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1997.
(b)  ANNUALIZED.
(c)  NOT ANNUALIZED.

                                   CONTINUED

CENTURA FUNDS, INC.
LARGE CAP EQUITY FUND

  FINANCIAL HIGHLIGHTS, CLASS C

                                       FOR THE       FOR THE        FOR THE
                                     YEAR ENDED    YEAR ENDED    PERIOD ENDED
                                      APRIL 30,     APRIL 30,      APRIL 30,
                                        1999          1998         1997 (a)
                                     -----------   -----------   -------------
Net Asset Value, Beginning of
  Period...........................    $  12.58      $ 10.89        $ 10.00
                                     -----------   -----------   -------------
Investment Activities
  Net investment income............        0.12         0.29           0.15
  Net realized and unrealized gains
    from investments...............        2.21         2.89           0.91
                                     -----------   -----------   -------------
  Total from Investment
    Activities.....................        2.33         3.18           1.06
                                     -----------   -----------   -------------
Distributions
  Net investment income............       (0.13)       (0.28)         (0.15)
  Net realized gains...............       (0.98)       (1.21)         (0.02)
                                     -----------   -----------   -------------
  Total Distributions..............       (1.11)       (1.49)         (0.17)
                                     -----------   -----------   -------------
Net Asset Value, End of Period.....    $  13.80      $ 12.58        $ 10.89
                                     -----------   -----------   -------------
                                     -----------   -----------   -------------
TOTAL RETURN.......................       19.94%       30.72%         10.65%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period
  (000)............................    $139,857      $65,053        $52,486
Ratio of expenses to average net
  assets...........................        0.92%        0.67%          0.75%(b)
Ratio of net investment income to
  average net assets...............        0.82%        2.37%          2.45%(b)
Ratio of expenses to average net
  assets*..........................        1.02%        1.08%          1.17%(b)
Portfolio turnover rate**..........         114%          39%            24%

  * DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
 ** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED.
(a) FOR THE PERIOD FROM OCTOBER 1, 1996 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1997.
(b)  ANNUALIZED.
(c)  NOT ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS

                              MID CAP EQUITY FUND
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                           CLASS A
                                                          WITH LOAD
                                                       (RETURN REFLECTS
                                          CLASS A       MAXIMUM SALES      S&P MIDCAP     LIPPER MID-CAP
                                       WITHOUT LOAD*    LOAD OF 4.50%)        400*           AVERAGE*        S&P 500*
12/90                                         $10,000            $9,550         $10,000            $10,000      $10,000
12/91                                         $13,032           $12,439         $15,010            $14,555      $13,055
12/92                                         $15,060           $14,374         $16,798            $16,076      $14,056
12/93                                         $17,717           $16,911         $19,143            $18,392      $15,460
12/94                                         $16,422           $15,690         $18,459            $18,115      $15,663
12/95                                         $21,853           $20,859         $24,171            $23,670      $21,525
12/96                                         $27,096           $25,862         $28,812            $27,627      $26,492
12/97                                         $34,691           $33,130         $38,106            $32,951      $35,330
12/98                                         $41,469           $39,581         $45,390            $36,693      $45,428
4/99                                          $40,858           $38,998         $45,845            $38,424      $49,539
AVERAGE ANNUAL TOTAL RETURN
1 YEAR                                          8.59%             3.71%           6.43%              2.98%       21.82%
5 YEAR                                         19.53%            18.44%          19.83%             16.30%       26.88%
SINCE INCEPTION                                18.41%            17.75%          20.05%             17.15%       21.17%


                                       LIPPER GROWTH
                                          AVERAGE*
12/90                                          $10,000
12/91                                          $13,759
12/92                                          $14,941
12/93                                          $16,775
12/94                                          $16,527
12/95                                          $21,785
12/96                                          $26,036
12/97                                          $32,779
12/98                                          $39,688
4/99                                           $42,476
AVERAGE ANNUAL TOTAL RETURN
1 YEAR                                          13.64%
5 YEAR                                          20.59%
SINCE INCEPTION                                 18.54%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                CLASS B
                                                               WITH LOAD
                                                          (RETURN REFLECTS THE
                                                         APPROPRIATE CONTINGENT
                                                         DEFERRED SALES CHARGE
                                          CLASS B       (MAXIMUM DEFERRED SALES         S&P         LIPPER MID-CAP
                                       WITHOUT LOAD         LOAD IS 5.00%))         MIDCAP 400*        AVERAGE*       S&P 500*
12/90                                         $10,000                      $9,500         $10,000           $10,000      $10,000
12/91                                         $12,982                     $12,482         $15,010           $14,555      $13,055
12/92                                         $14,941                     $14,541         $16,798           $16,076      $14,056
12/93                                         $17,521                     $17,221         $19,143           $18,392      $15,460
12/94                                         $15,984                     $15,784         $18,459           $18,115      $15,663
12/95                                         $21,288                     $21,188         $24,171           $23,670      $21,525
12/96                                         $26,232                     $26,232         $28,812           $27,627      $26,492
12/97                                         $33,056                     $33,056         $38,106           $32,951      $35,330
12/98                                         $39,572                     $39,572         $45,390           $36,693      $45,428
4/99                                          $38,896                     $38,896         $45,845           $38,424      $49,539
AVERAGE ANNUAL TOTAL RETURN
1 YEAR                                          7.83%                       3.12%           6.43%             2.98%       21.82%
5 YEAR                                         18.66%                      18.56%          19.83%            16.30%       26.88%
SINCE INCEPTION                                17.71%                      17.71%          20.05%            17.15%       21.17%


                                       LIPPER GROWTH
                                          AVERAGE*
12/90                                          $10,000
12/91                                          $13,759
12/92                                          $14,941
12/93                                          $16,775
12/94                                          $16,527
12/95                                          $21,785
12/96                                          $26,036
12/97                                          $32,779
12/98                                          $39,688
4/99                                           $42,476
AVERAGE ANNUAL TOTAL RETURN
1 YEAR                                          13.64%
5 YEAR                                          20.59%
SINCE INCEPTION                                 18.54%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                        CLASS C       S&P MIDCAP     LIPPER MID-CAP                 LIPPER GROWTH
                                       (NO LOAD)         400*           AVERAGE*       S&P 500*        AVERAGE*
12/90                                      $10,000         $10,000           $10,000      $10,000           $10,000
12/91                                      $13,102         $15,010           $14,555      $13,055           $13,759
12/92                                      $15,217         $16,798           $16,076      $14,056           $14,941
12/93                                      $17,990         $19,143           $18,392      $15,460           $16,775
12/94                                      $16,546         $18,459           $18,115      $15,663           $16,527
12/95                                      $22,259         $24,171           $23,670      $21,525           $21,785
12/96                                      $27,680         $28,812           $27,627      $26,492           $26,036
12/97                                      $35,176         $38,106           $32,951      $35,330           $32,779
12/98                                      $42,601         $45,390           $36,693      $45,428           $39,688
4/99                                       $42,010         $45,845           $38,424      $49,539           $42,476
AVERAGE ANNUAL TOTAL RETURN
1 YEAR                                       8.93%           6.43%             2.98%       21.82%            13.64%
5 YEAR                                      19.81%          19.83%            16.30%       26.88%            20.59%
SINCE INCEPTION                             18.81%          20.05%            17.15%       21.17%            18.54%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

* The S&P 500 is an unmanaged index generally representative of the domestic stock market. The S&P MIDCAP 400 is an unmanaged index generally representative of the domestically traded common stocks of mid-size companies. The LIPPER MID-CAP AVERAGE and the LIPPER GROWTH AVERAGE are representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. that fall into their respective category.

Due to change in investment policies, going forward the S&P 500 and Lipper Growth Average will be replaced by S&P MidCap 400 and Lipper Mid-Cap Average because of their better representation of the Fund's new investment policies. Previously used indices are shown here for transitional purposes.

The inception date for performance purposes is December 31, 1990. The quoted performance of the Centura Mid Cap Equity Fund (formerly Equity Growth Fund) includes performance of certain collective trust funds ("Commingled Accounts") advised by Centura Bank prior to the establishment of the Fund on June 1, 1994. On that date, the assets of the Commingled Accounts were transferred to the Fund in connection with its commencement of operations. The investment objective, policies and techniques of the Commingled Accounts were equivalent in all material aspect to those of the Fund. During that time, the Commingled Accounts were not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore were not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Accounts had been registered under the 1940 Act, the Commingled Accounts' performance may have been adversely affected. Because the Commingled Accounts did not charge any expenses, their performance has been adjusted to reflect the Fund's estimated expenses at the time of its inception, which were 1.25%, 2.00% and 1.00% of average daily net assets for Class A, Class B and Class C, respectively. The performance information for the period subsequent to the Fund's inception also assumes reinvestment of all net investment income and realized capital gains and takes into account actual expenses of the appropriate share class.

The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods. Without the waiver of fees, returns would have been lower.

CENTURA FUNDS, INC.                            SCHEDULE OF PORTFOLIO INVESTMENTS
MID CAP EQUITY FUND                                               APRIL 30, 1999

  COMMON STOCKS (94.0%)

                                                          MARKET
                                            SHARES        VALUE
                                          -----------  ------------
ADVERTISING (0.3%)
Snyder Communications, Inc. (b).........       16,000  $    470,000
                                                       ------------
AEROSPACE/DEFENSE (1.4%)
Cordant Technologies, Inc...............       18,000       830,250
Litton Industries, Inc. (b).............       14,000       876,750
Precision Castparts.....................       16,000       684,000
                                                       ------------
                                                          2,391,000
                                                       ------------
AUTO PARTS (1.3%)
Federal Mogul Corp......................       20,000       877,500
Lear Corp. (b)..........................       16,000       734,000
SPX Corp. (b)...........................       10,000       653,125
                                                       ------------
                                                          2,264,625
                                                       ------------
AUTOMOBILES & TRUCKS (1.1%)
Harley-Davidson, Inc....................       32,000     1,908,000
                                                       ------------
BANKING & FINANCIAL SERVICES (11.6%)
A.G. Edwards, Inc.......................       20,000       700,000
Charter One Financial, Inc..............       26,000       812,500
Dime Bancorp, Inc.......................       37,000       853,313
E*Trade Group, Inc. (b).................       22,000     2,540,999
Finova Group, Inc.......................       20,000       966,250
First Security Corp.....................       42,000       798,000
First Tennessee National Corp...........       27,000     1,164,375
Greenpoint Financial Corp...............       27,000       945,000
M & T Bank Corp.........................        2,000     1,118,000
Marshall & Ilsley Corp..................       30,000     2,099,999
North Fork Bancorp., Inc................       29,000       652,500
Old Kent Financial Corp.................       22,000     1,039,500
Paine Webber Group, Inc.................       37,000     1,736,687
T. Rowe Price Assoc., Inc...............       35,000     1,319,063
TCF Financial Corp......................       29,000       841,000
Trustmark Corp..........................       30,000       633,750
Zions Bancorporation....................       25,000     1,667,188
                                                       ------------
                                                         19,888,124
                                                       ------------
BUILDING & CONSTRUCTION (0.3%)
Clayton Homes, Inc......................       50,000       556,250
                                                       ------------
BUILDING PRODUCTS (1.2%)
Southdown, Inc..........................        9,000       576,563
Vulcan Materials Co.....................       33,000     1,575,750
                                                       ------------
                                                          2,152,313
                                                       ------------
BUSINESS EQUIPMENT & SERVICES (0.6%)
Comdisco, Inc...........................       25,500       670,969
Manpower, Inc...........................       19,000       429,875
                                                       ------------
                                                          1,100,844
                                                       ------------
CHEMICALS (2.5%)
Cabot Corp..............................       36,000       972,000
Cytec Industries, Inc. (b)..............       40,000     1,137,500
Hanna (M.A.) Co.........................       75,000     1,214,063
RPM Inc. Ohio...........................       68,000       956,250
                                                       ------------
                                                          4,279,813
                                                       ------------
COMMERCIAL SERVICES (1.2%)
Concord EFS, Inc. (b)...................       29,000       967,875
  COMMON STOCKS, CONTINUED:
                                                          MARKET
                                            SHARES        VALUE
                                          -----------  ------------
Convergys Corp. (b).....................       61,000  $  1,136,125
                                                       ------------
                                                          2,104,000
                                                       ------------
COMPUTER INDUSTRY (7.0%)
Cadence Design Systems, Inc. (b)........       40,000       542,500
Citrix Systems, Inc. (b)................       18,000       765,000
Comverse Technology, Inc. (b)...........       14,000       897,750
Diebold, Inc............................       18,000       433,125
Electronic Arts, Inc. (b)...............       15,000       762,188
Fiserv, Inc. (b)........................       15,000       878,438
Intuit, Inc. (b)........................       12,000     1,033,499
NCR Corp. (b)...........................       22,000       901,999
Platinum Tech. (b)......................       27,000       688,500
Quantum Corp. (b).......................       44,000       786,500
Siebel Systems, Inc. (b)................       21,000       807,188
Sterling Commerce, Inc. (b).............       30,000       939,374
Storage Technology Corp. (b)............       29,000       560,063
Sungard Data Systems, Inc. (b)..........       28,000       894,250
Symantec Corp. (b)......................        5,000        99,375
Synopsys, Inc. (b)......................       17,000       801,125
Tech Data Corp. (b).....................       13,000       303,875
                                                       ------------
                                                         12,094,749
                                                       ------------
CONSUMER GOODS AND SERVICES (3.1%)
Dial Corp...............................       40,000     1,360,000
Jones Apparel Group, Inc. (b)...........       25,000       825,000
Leggett & Platt, Inc....................       50,000     1,153,125
Quintiles Transnational Corp. (b).......       37,000     1,500,814
Robert Half International, Inc. (b).....       24,000       573,000
                                                       ------------
                                                          5,411,939
                                                       ------------
DATA PROCESSING & REPRODUCTION (0.3%)
Sterling Software (b)...................       26,000       537,875
                                                       ------------
DIVERSIFIED OPERATIONS (2.1%)
Carlisle Co.............................       18,000       882,000
Sundstrand Corp.........................       13,000       932,750
Teleflex, Inc...........................       19,000       827,688
Viad Corp...............................       31,000     1,024,937
                                                       ------------
                                                          3,667,375
                                                       ------------
DRUGS (1.1%)
Forest Laboratories, Inc.--Class A
  (b)...................................       18,000       801,000
Medimmune, Inc. (b).....................        9,000       496,125
Sepracor, Inc. (b)......................        8,000       676,000
                                                       ------------
                                                          1,973,125
                                                       ------------
EDUCATION (0.6%)
Apollo Group, Inc.--Class A (b).........       40,000       990,000
                                                       ------------
ELECTRONIC COMPONENTS/INSTRUMENTS (10.0%)
Altera Corp. (b)........................       25,000     1,806,249
American Power Conversion (b)...........       27,000       891,000
Analog Devices, Inc. (b)................       49,000     1,721,125
Avnet, Inc..............................       15,000       636,563
Hubbell, Inc. Class B...................       15,000       717,188
Jabil Circuit, Inc. (b).................       14,000       651,875
Linear Technology Corp..................       36,000     2,047,499
Maxim Integrated Products, Inc. (b).....       35,000     1,959,999
Molex, Inc..............................       33,000     1,064,250
SCI Systems, Inc. (b)...................       40,000     1,522,500

                                   CONTINUED

CENTURA FUNDS, INC.                            SCHEDULE OF PORTFOLIO INVESTMENTS
MID CAP EQUITY FUND                                               APRIL 30, 1999

  COMMON STOCKS, CONTINUED:
                                                          MARKET
                                            SHARES        VALUE
                                          -----------  ------------
Symbol Technologies, Inc................       17,000  $    811,750
Teradyne, Inc. (b)......................       23,000     1,085,313
Vitesse Semiconductor (b)...............       19,000       879,938
Xilinx, Inc. (b)........................       30,000     1,368,750
                                                       ------------
                                                         17,163,999
                                                       ------------
ENERGY (6.5%)
Diamond Offshore Drilling, Inc..........       20,000       661,250
El Paso Energy Corp.....................       44,000     1,617,000
K N Energy, Inc.........................       45,000       928,125
Keyspan Energy Corp.....................       33,000       882,750
Murphy Oil Corp.........................       13,000       610,188
Noble Drilling Corp. (b)................       35,000       686,875
Repsol SA, ADR..........................       51,000       841,500
Teco Energy, Inc........................       57,000     1,214,813
Tosco Corp..............................       65,000     1,738,749
Transocean Offshore, Inc................       28,000       831,250
YPF SA, ADR.............................       28,000     1,176,000
                                                       ------------
                                                         11,188,500
                                                       ------------
FERTILIZERS (0.7%)
IMC Global, Inc.........................       47,000     1,175,000
                                                       ------------
FOOD AND BEVERAGES (3.7%)
Dole Food Co............................       17,000       539,750
Flowers Industries, Inc.................       30,000       637,500
Hormel Foods Corp.......................       20,000       735,000
Interstate Bakeries Corp................       35,000       778,750
Suiza Foods (b).........................       20,000       751,250
Tyson Foods, Inc........................       70,000     1,448,125
Whitman Corp............................       90,000     1,473,750
                                                       ------------
                                                          6,364,125
                                                       ------------
HEALTH CARE (7.0%)
Beckman Coulter, Inc....................       10,000       481,875
Bergen Brunswig Corp., Class A..........       40,000       760,000
Biogen, Inc. (b)........................       17,000     1,616,062
Carter-Wallace, Inc.....................       27,000       474,188
Chiron Corp. (b)........................       38,000       764,750
Dentsply International, Inc.............       20,000       523,750
Elan Corporation PLC--Spons ADR (b).....       15,000       772,500
Health Management Associates, Inc.
  (b)...................................       50,000       781,250
Hillenbrand Industry, Inc...............       20,000       938,750
Mylan Laboratories, Inc.................       39,000       884,813
Omnicare, Inc...........................       15,000       360,938
Pacificare Health (b)...................        9,000       718,031
Steris Corp. (b)........................       20,000       355,000
Stryker Corp............................       20,000     1,223,749
Sybron International (b)................       35,000       969,063
Trigon Healthcare, Inc. (b).............       12,900       409,575
                                                       ------------
                                                         12,034,294
                                                       ------------
INSURANCE (3.0%)
AFLAC, Inc..............................       56,000     3,038,000
American Municipal Bond Assurance
  Corp..................................       15,000       905,625
Nationwide Financial Services...........       10,000       463,750

  COMMON STOCKS, CONTINUED:
                                                          MARKET
                                            SHARES        VALUE
                                          -----------  ------------
Reliastar Financial Corp................       19,000  $    698,250
                                                       ------------
                                                          5,105,625
                                                       ------------
MEDIA (3.0%)
Belo (A.H.) Corp.--Com A................       35,000       756,875
Chancellor Media Corp. (b)..............       15,000       823,125
Houghton Mifflin Co.....................       10,000       446,250
Media General, Inc., Class A............       20,000     1,040,000
Univision Communications, Inc. (b)......       15,000       868,125
Washington Post Co......................        2,200     1,262,800
                                                       ------------
                                                          5,197,175
                                                       ------------
OFFICE EQUIPMENT & SERVICES (1.3%)
Lexmark International Group, Inc. (b)...       18,000     2,223,000
                                                       ------------
PACKAGING (0.5%)
Sonoco Products Co......................       34,000       877,625
                                                       ------------
PAPER PRODUCTS (0.5%)
Chesapeake Corp.........................       25,000       812,500
                                                       ------------
POLLUTION CONTROL (0.7%)
Allied Waste Industries, Inc. (b).......       67,000     1,185,063
                                                       ------------
RESEARCH & DEVELOPMENT (1.2%)
Centocor Inc. (b).......................       19,000       843,125
Dexter Corp.............................       13,000       533,813
Genzyme Corp--General Division (b)......       16,000       604,000
                                                       ------------
                                                          1,980,938
                                                       ------------
RESTAURANTS (1.1%)
Starbucks Corp. (b).....................       50,000     1,846,875
                                                       ------------
RETAIL (6.6%)
Abercrombie & Fitch Co. Class A (b).....       13,000     1,236,625
Barnes & Noble, Inc. (b)................       12,000       417,000
Bed Bath & Beyond, Inc. (b).............       27,000       963,563
Best Buy Company, Inc. (b)..............       45,000     2,148,750
Dollar Tree Stores, Inc. (b)............       22,000       803,000
Family Dollar Stores....................       35,000       844,375
Office Depot, Inc. (b)..................       90,000     1,980,000
Officemax, Inc. (b).....................       65,000       658,125
Ross Stores, Inc........................       14,000       643,125
Saks, Inc. (b)..........................       42,000     1,189,125
Warnaco Group Class A...................       20,000       533,750
                                                       ------------
                                                         11,417,438
                                                       ------------
TELECOMMUNICATIONS (4.5%)
ADC Telecommunications, Inc. (b)........       36,000     1,721,250
Cincinnati Bell, Inc....................       35,000       791,875
Comsat Corp.............................       50,000     1,625,000
Qualcomm, Inc. (b)......................       18,000     3,600,000
Telephone & Data Systems, Inc...........        1,000        59,875
                                                       ------------
                                                          7,798,000
                                                       ------------
TEXTILES & TOOLS (0.9%)
Cintas Corp.............................       22,200     1,526,250
                                                       ------------
TRANSPORTATION & SHIPPING (0.9%)
Airborne Freight Corp...................       50,000     1,600,000
                                                       ------------

                                   CONTINUED

CENTURA FUNDS, INC.                            SCHEDULE OF PORTFOLIO INVESTMENTS
MID CAP EQUITY FUND                                               APRIL 30, 1999

  COMMON STOCKS, CONTINUED:
                                                          MARKET
                                            SHARES        VALUE
                                          -----------  ------------
UTILITIES (6.2%)
Florida Progress Corp...................       21,000  $    808,500
Idacorp, Inc............................       49,000     1,543,499
Interstate Energy Corp..................       50,000     1,440,625
Kansas City Power And Light Co..........       50,000     1,337,500
Montana Power Co........................        8,000       596,500
Pinnacle West Capital...................       17,000       659,813
Potomac Electric Power Co...............       50,000     1,462,500
Scana Corp..............................       25,000       587,500
Washington Gas Light Co.................       35,000       824,688
Wisconsin Energy Corp...................       51,000     1,370,625
                                                       ------------
                                                         10,631,750
                                                       ------------
TOTAL COMMON STOCKS..................................   161,918,189
                                                       ------------

  INVESTMENT COMPANIES (5.8%)
Centura Money Market Fund...............    1,334,092     1,334,092
Goldman Sachs Financial Square Prime
  Money Market Fund.....................    2,448,399     2,448,399
Provident Institutional Temporary
  Investment Fund.......................    2,448,399     2,448,399
S&P Mid Cap 400 Depositary Receipt......       50,000     3,723,438
                                                       ------------
TOTAL INVESTMENT COMPANIES...........................     9,954,328
                                                       ------------
TOTAL INVESTMENTS
  (Cost $152,060,582)(a)(99.8%)......................   171,872,517
Other assets in excess of liabilities (0.2%).........       327,605
                                                       ------------
TOTAL NET ASSETS (100.0%)............................  $172,200,122
                                                       ------------
                                                       ------------

---------

Percentages indicated are based on net assets of $172,200,122.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $48,865. Cost for federal tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...         $ 29,133,698
Unrealized depreciation...           (9,370,628)
                                  -------------
Net unrealized
  appreciation............         $ 19,763,070
                                  -------------
                                  -------------

(b) Represents non-income producing security.

ADR -- American Depositary Receipt

AG -- Aktiengesellschaft (West German stock company)

PLC -- Public Liability Company

SA -- Sociedad Anonimal (Spanish Corporation)

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
MID CAP EQUITY FUND

  STATEMENT OF ASSETS AND LIABILITIES

                                                                  APRIL 30, 1999

ASSETS:
Investments, at value (cost
  $152,060,582).........................              $171,872,517
Cash....................................                   163,563
Interest and dividends receivable.......                   160,906
Receivable for investments sold.........                 4,945,120
Deferred organization costs.............                       548
Prepaid expenses and other assets.......                     8,489
                                                      ------------
  TOTAL ASSETS..........................               177,151,143
LIABILITIES:
Payable for investments purchased.......  $4,855,380
Payable for capital shares redeemed.....       5,971
Accrued expenses and other payables:
  Investment advisory fees..............      13,255
  Administration fees...................       2,840
  Distribution fees.....................      18,366
  Other.................................      55,209
                                          ----------
  TOTAL LIABILITIES.....................                 4,951,021
                                                      ------------
NET ASSETS:
Capital.................................               122,446,939
Accumulated net realized gains from
  investment transactions...............                29,941,248
Net unrealized appreciation from
  investments...........................                19,811,935
                                                      ------------
NET ASSETS..............................              $172,200,122
                                                      ------------
                                                      ------------
Class A
  Net Assets............................              $ 14,034,071
  Shares................................                   915,216
  Redemption price per share............              $      15.33
                                                      ------------
                                                      ------------
  Maximum Sales Charge--Class A.........                      4.50%
  Maximum Offering Price
    (100%/(100% - Maximum Sales Charge)
    of net asset value adjusted to the
    nearest cent) per share.............              $      16.05
                                                      ------------
                                                      ------------
Class B
  Net Assets............................              $ 19,269,410
  Shares................................                 1,287,484
  Offering price per share*.............              $      14.97
                                                      ------------
                                                      ------------
Class C
  Net Assets............................              $138,896,641
  Shares................................                 9,034,810
  Offering and redemption price per
    share...............................              $      15.37
                                                      ------------
                                                      ------------

---------

  *  Redemption price of Class B shares varies based on length of time held.

  STATEMENT OF OPERATIONS

                                               FOR THE YEAR ENDED APRIL 30, 1999

INVESTMENT INCOME:
Interest income (net of foreign
  witholding tax of $5,418).............              $     45,686
Dividend income.........................                 2,729,653
                                                      ------------
  TOTAL INCOME..........................                 2,775,339
EXPENSES:
Investment advisory fees................  $1,308,830
Administration fees.....................     280,464
Distribution fees--Class A..............      67,221
Distribution fees--Class B..............     179,498
Custodian fees..........................      46,734
Fund accounting fees....................      33,860
Transfer agent fees.....................     119,299
Other...................................     132,968
                                          ----------
  Total expenses before voluntary fee
    reductions..........................                 2,168,874
  Expenses voluntarily reduced..........                   (33,610)
                                                      ------------
  Net Expenses..........................                 2,135,264
                                                      ------------
NET INVESTMENT INCOME...................                   640,075
                                                      ------------
REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment
  transactions..........................                50,106,956
Net change in unrealized appreciation
  from investments......................               (39,184,235)
                                                      ------------
Net realized/unrealized gains from
  investments...........................                10,922,721
                                                      ------------
Change in net assets resulting from
  operations............................              $ 11,562,796
                                                      ------------
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
MID CAP EQUITY FUND
  STATEMENTS OF CHANGES IN NET ASSETS

                                            FOR THE       FOR THE
                                           YEAR ENDED    YEAR ENDED
                                           APRIL 30,     APRIL 30,
                                              1999          1998
                                          ------------  ------------
FROM INVESTMENT ACTIVITIES:
Operations:
  Net investment income.................  $    640,075  $    929,505
  Net realized gains from investment
    transactions........................    50,106,956    25,429,484
  Net change in unrealized appreciation
    from investments....................   (39,184,235)   32,952,332
                                          ------------  ------------
Change in net assets resulting from
  operations............................    11,562,796    59,311,321
                                          ------------  ------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income............       (33,754)      (34,856)
  From net realized gains from
    investment transactions.............    (1,648,360)   (2,494,669)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
  From net investment income............        (7,844)           --
  In excess of net investment income....            --        (2,655)
  From net realized gains from
    investment transactions.............    (2,269,176)   (3,086,722)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
  From net investment income............      (629,028)     (876,414)
  From net realized gains from
    investment transactions.............   (18,498,984)  (37,488,913)
                                          ------------  ------------
Change in net assets from shareholder
  distributions.........................   (23,087,146)  (43,984,229)
                                          ------------  ------------
Change in net assets from capital
  transactions..........................   (28,294,520)   31,216,606
                                          ------------  ------------
Change in net assets....................   (39,818,870)   46,543,698
NET ASSETS:
  Beginning of year.....................   212,018,992   165,475,294
                                          ------------  ------------
  End of year...........................  $172,200,122  $212,018,992
                                          ------------  ------------
                                          ------------  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
MID CAP EQUITY FUND
  FINANCIAL HIGHLIGHTS, CLASS A

                                                                FOR THE
                             FOR THE YEAR ENDED APRIL 30,    PERIOD ENDED
                           --------------------------------    APRIL 30,
                            1999     1998     1997    1996     1995 (a)
                           -------  -------  ------  ------  -------------
Net Asset Value,
  Beginning of Period....  $ 16.14  $ 15.33  $14.31  $10.70      $10.00
                           -------  -------  ------  ------  -------------
Investment Activities
  Net investment
    income...............     0.03     0.05    0.06    0.03        0.06
  Net realized and
    unrealized gains from
    investments..........     1.15     4.92    1.58    3.67        0.70
                           -------  -------  ------  ------  -------------
  Total from Investment
    Activities...........     1.18     4.97    1.64    3.70        0.76
                           -------  -------  ------  ------  -------------
Distributions
  Net investment
    income...............    (0.04)   (0.05)  (0.06)  (0.05)      (0.06)
  Net realized gains.....    (1.95)   (4.11)  (0.56)  (0.04)         --
                           -------  -------  ------  ------  -------------
  Total Distributions....    (1.99)   (4.16)  (0.62)  (0.09)      (0.06)
                           -------  -------  ------  ------  -------------
Net Asset Value, End of
  Period.................  $ 15.33  $ 16.14  $15.33  $14.31      $10.70
                           -------  -------  ------  ------  -------------
                           -------  -------  ------  ------  -------------
TOTAL RETURN (EXCLUDES
  SALES CHARGE)..........     8.59%   36.55%  11.55%  34.72%       7.64%(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of
  period (000)...........  $14,034  $13,935  $8,501  $5,740      $  968
Ratio of expenses to
  average net assets.....     1.28%    1.23%   1.30%   1.26%       1.29%(c)
Ratio of net investment
  income to average net
  assets.................     0.20%    0.31%   0.42%   0.27%       0.63%(c)
Ratio of expenses to
  average net assets*....     1.53%    1.48%   1.55%     (b)       1.32%(c)
Portfolio turnover
  rate**.................      142%      49%     67%     46%         44%

  * DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
 ** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED.
(a) FOR THE PERIOD FROM JUNE 1, 1994 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1995.
(b)  THERE WERE NO WAIVERS OR REIMBURSEMENTS DURING THE PERIOD.
(c)  ANNUALIZED.
(d)  NOT ANNUALIZED.

  FINANCIAL HIGHLIGHTS, CLASS B

                                                                FOR THE
                             FOR THE YEAR ENDED APRIL 30,    PERIOD ENDED
                           --------------------------------    APRIL 30,
                            1999     1998     1997    1996     1995 (a)
                           -------  -------  ------  ------  -------------
Net Asset Value,
  Beginning of Period....  $ 15.88  $ 15.20  $14.24  $10.69      $10.00
                           -------  -------  ------  ------  -------------
Investment Activities
  Net investment income
    (loss)...............    (0.07)   (0.05)  (0.04)  (0.06)       0.03
  Net realized and
    unrealized gains from
    investments..........     1.12     4.84    1.57    3.65        0.69
                           -------  -------  ------  ------  -------------
  Total from Investment
    Activities...........     1.05     4.79    1.53    3.59        0.72
                           -------  -------  ------  ------  -------------
Distributions
  Net investment
    income...............    (0.01)      --   (0.01)     --       (0.03)
  Net realized gains.....    (1.95)   (4.11)  (0.56)  (0.04)         --
                           -------  -------  ------  ------  -------------
  Total Distributions....    (1.96)   (4.11)  (0.57)  (0.04)      (0.03)
                           -------  -------  ------  ------  -------------
Net Asset Value, End of
  Period.................  $ 14.97  $ 15.88  $15.20  $14.24      $10.69
                           -------  -------  ------  ------  -------------
                           -------  -------  ------  ------  -------------
TOTAL RETURN (EXCLUDES
  REDEMPTION CHARGE).....     7.83%   35.55%  10.78%  33.73%       7.23%(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of
  period (000)...........  $19,269  $18,225  $9,761  $6,194      $1,362
Ratio of expenses to
  average net assets.....     2.04%    1.98%   2.05%   2.02%       2.03%(c)
Ratio of net investment
  income (loss) to
  average net assets.....    (0.55%)   (0.43%)  (0.33%)  (0.48%)       0.00%(c)
Ratio of expenses to
  average net assets*....       (b)      (b)     (b)     (b)       2.06%(c)
Portfolio turnover
  rate**.................      142%      49%     67%     46%         44%

  * DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
 ** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED.
(a) FOR THE PERIOD FROM JUNE 1, 1994 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1995.
(b)  THERE WERE NO WAIVERS OR REIMBURSEMENTS DURING THE PERIOD.
(c)  ANNUALIZED.
(d)  NOT ANNUALIZED.

                                   CONTINUED

CENTURA FUNDS, INC.
MID CAP EQUITY FUND

  FINANCIAL HIGHLIGHTS, CLASS C

                                                                      FOR THE
                                FOR THE YEAR ENDED APRIL 30,       PERIOD ENDED
                           --------------------------------------    APRIL 30,
                             1999      1998      1997      1996      1995 (a)
                           --------  --------  --------  --------  -------------
Net Asset Value,
  Beginning of Period....  $  16.16  $  15.33  $  14.31  $  10.70     $ 10.00
                           --------  --------  --------  --------  -------------
Investment Activities
  Net investment
    income...............      0.07      0.09      0.09      0.07        0.07
  Net realized and
    unrealized gains from
    investments..........      1.15      4.94      1.58      3.65        0.70
                           --------  --------  --------  --------  -------------
  Total from Investment
    Activities...........      1.22      5.03      1.67      3.72        0.77
                           --------  --------  --------  --------  -------------
Distributions
  Net investment
    income...............     (0.06)    (0.09)    (0.09)    (0.07)      (0.07)
  Net realized gains.....     (1.95)    (4.11)    (0.56)    (0.04)         --
                           --------  --------  --------  --------  -------------
  Total Distributions....     (2.01)    (4.20)    (0.65)    (0.11)      (0.07)
                           --------  --------  --------  --------  -------------
Net Asset Value, End of
  Period.................  $  15.37  $  16.16  $  15.33  $  14.31     $ 10.70
                           --------  --------  --------  --------  -------------
                           --------  --------  --------  --------  -------------
TOTAL RETURN.............      8.93%    36.89%    11.82%    34.97%       7.71%(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of
  period (000)...........  $138,897  $179,859  $147,213  $133,714     $84,004
Ratio of expenses to
  average net assets.....      1.03%     1.00%     1.05%     1.04%       1.04%(c)
Ratio of net investment
  income to average net
  assets.................      0.46%     0.56%     0.67%     0.55%       0.79%(c)
Ratio of expenses to
  average net assets*....        (b)       (b)       (b)       (b)       1.07%(c)
Portfolio turnover
  rate**.................       142%       49%       67%       46%         44%

  * DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
 ** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED.
(a) FOR THE PERIOD FROM JUNE 1, 1994 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1995.
(b)  THERE WERE NO WAIVERS OR REIMBURSEMENTS DURING THE PERIOD.
(c)  ANNUALIZED.
(d)  NOT ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS

                             SMALL CAP EQUITY FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                             CLASS A
                                                            WITH LOAD                          LIPPER
                                                        (RETURN REFLECTS                      SMALL CAP
                                         CLASS A       MAXIMUM SALES LOAD     RUSSELL 2000      FUNDS       S&P SMALLCAP
                                       WITHOUT LOAD         OF 4.50%)            INDEX*       AVERAGE*          600*
12/94                                        $10,000                 $9,550         $10,000      $10,000           $10,000
12/95                                        $12,048                $11,449         $12,844      $13,214           $12,996
12/96                                        $14,755                $14,083         $14,963      $15,651           $15,767
12/97                                        $19,426                $18,542         $18,308      $18,704           $19,801
12/98                                        $21,155                $20,192         $17,842      $18,563           $19,543
4/99                                         $20,730                $19,787         $18,386      $18,451           $18,960
AVERAGE ANNUAL TOTAL RETURN
1 YEAR                                        (8.05)                (12.21)          (9.25)      (11.17)           (14.29)
SINCE INCEPTION                               18.35%                 17.09%          15.09%       14.94%            15.91%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                 CLASS B
                                                                WITH LOAD
                                                            (RETURN REFLECTS
                                                       THE APPROPRIATE CONTINGENT
                                                          DEFERRED SALES CHARGE
                                                            (MAXIMUM DEFERRED                            LIPPER
                                          CLASS B              SALES LOAD            RUSSELL 2000       SMALL CAP
                                       WITHOUT LOAD            IS 5.00%))               INDEX*       FUNDS AVERAGE*
12/94                                         $10,000                       $9,500         $10,000            $10,000
12/95                                         $11,997                      $11,497         $12,844            $13,214
12/96                                         $14,619                      $14,219         $14,963            $15,651
12/97                                         $19,108                      $18,808         $18,308            $18,704
12/98                                         $20,645                      $20,445         $17,842            $18,563
4/99                                          $20,177                      $20,077         $18,386            $18,451
AVERAGE ANNUAL TOTAL RETURN
1 YEAR                                        (8.79)%                     (12.99)%         (9.25)%           (11.17)%
SINCE INCEPTION                                17.62%                       17.48%          15.09%             14.94%


                                        S&P SMALLCAP
                                            600*
12/94                                          $10,000
12/95                                          $12,996
12/96                                          $15,767
12/97                                          $19,801
12/98                                          $19,543
4/99                                           $18,960
AVERAGE ANNUAL TOTAL RETURN
1 YEAR                                        (14.29)%
SINCE INCEPTION                                 15.91%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                     LIPPER
                                                                    SMALL CAP
                                        CLASS C     RUSSELL 2000      FUNDS       S&P SMALLCAP
                                       (NO LOAD)       INDEX*       AVERAGE*          600*
12/94                                     $10,000         $10,000      $10,000           $10,000
12/95                                     $12,099         $12,844      $13,214           $12,996
12/96                                     $14,894         $14,963      $15,651           $15,767
12/97                                     $19,656         $18,308      $18,704           $19,801
12/98                                     $21,456         $17,842      $18,563           $19,543
4/99                                      $21,043         $18,386      $18,451           $18,960
AVERAGE ANNUAL TOTAL RETURN
1 YEAR                                    (7.84)%         (9.25)%     (11.17)%          (14.29)%
SINCE INCEPTION                            18.76%          15.09%       14.94%            15.91%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.
* The RUSSELL 2000 INDEX is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of small- to mid-size companies. The S&P SMALLCAP 600 INDEX is an unmanaged index generally representative of the domestic stock market of small-sized companies. The LIPPER SMALL CAP FUNDS AVERAGE is representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. that fall into this category.
Due to change in investment policies, going forward the Russell 2000 Index will be replaced by S&P SmallCap 600 Index because of its better representation of the Fund's new investment policies. Previously used index is shown here for transitional purposes.
Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced greater-than-average market volatility.
The inception date for performance purposes is January 1, 1995. The quoted performance of the Centura Small Cap Equity Fund (formerly Southeast Equity
Fund) includes performance of certain collective trust funds ("Commingled Accounts") advised by Centura Bank prior to the establishment of the Fund on May 2, 1997. On that date, the assets of the Commingled Accounts were transferred to the Fund in connection with its commencement of operations. The investment objective, policies and techniques of the Commingled Accounts were equivalent in all material aspect to those of the Fund. During that time, the Commingled Accounts were not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore were not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Accounts had been registered under the 1940 Act, the Commingled Accounts' performance may have been adversely affected. Because the Commingled Accounts did not charge any expenses, their performance has been adjusted to reflect the Fund's estimated expenses at the time of its inception, which were 1.50%, 2.25% and 1.25% of average daily net assets for Class A, Class B and Class C, respectively. The performance information for the period subsequent to the Fund's inception also assumes reinvestment of all net investment income and realized capital gains and takes into account actual expenses of the appropriate share class.

The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods. Without the waiver of fees, returns would have been lower.

CENTURA FUNDS, INC.                            SCHEDULE OF PORTFOLIO INVESTMENTS
SMALL CAP EQUITY FUND                                             APRIL 30, 1999

  COMMON STOCKS (94.6%)

                                                           MARKET
                                            SHARES         VALUE
                                          -----------  --------------
AEROSPACE/DEFENSE (4.0%)
Aeroflex, Inc. (b)......................        8,000  $      117,000
Heico Corp..............................       35,700         792,093
Nichols Research Corp. (b)..............       29,500         623,188
                                                       --------------
                                                            1,532,281
                                                       --------------
BANKING & FINANCIAL SERVICES (8.0%)
CCB Financial Corp......................       15,000         866,250
Cenit Bancorp, Inc......................       50,000       1,000,000
Choicepoint, Inc. (b)...................       10,000         593,750
Hamilton Bancorp, Inc. (b)..............       22,500         579,375
                                                       --------------
                                                            3,039,375
                                                       --------------
BUILDING & CONSTRUCTION (4.7%)
Coachmen Industries, Inc................       25,000         471,875
Texas Industries, Inc...................        5,000         154,375
Westower Corp. (b)......................       37,000       1,184,000
                                                       --------------
                                                            1,810,250
                                                       --------------
CHEMICALS (0.8%)
Cambrex Corp............................        6,000         153,750
Macdermid, Inc..........................        4,000         167,750
                                                       --------------
                                                              321,500
                                                       --------------
COMMERCIAL SERVICES (2.6%)
Ace Cash Express, Inc. (b)..............       51,000         745,875
Plexus Corp. (b)........................        7,000         233,625
                                                       --------------
                                                              979,500
                                                       --------------
COMPUTER INDUSTRY (2.2%)
Ciber, Inc. (b).........................        6,000         113,250
Datastream Systems, Inc. (b)............       30,000         253,125
Harbinger Corp. (b).....................       20,000         218,750
National Instruments Corp. (b)..........        7,000         238,000
                                                       --------------
                                                              823,125
                                                       --------------
CONSUMER GOODS AND SERVICES (1.7%)
Cash America International, Inc.........       50,000         637,500
                                                       --------------
ELECTRONIC COMPONENTS/INSTRUMENTS (14.6%)
Alpha Industries, Inc. (b)..............        7,000         246,750
Artesyn Technologies, Inc. (b)..........       33,500         603,000
Benchmark Electronics, Inc. (b).........       30,000       1,008,749
C&D Technologies, Inc...................       20,000         516,250
Dallas Semiconductors...................       13,000         552,500
DII Group, Inc. (b).....................       24,500         759,499
Dupont Photomask, Inc. (b)..............       12,500         546,875
Lattice Semiconductor Corp. (b).........        5,000         204,375
Photronics, Inc. (b)....................       29,400         703,763
Unitrode Corp. (b)......................       25,000         442,188
                                                       --------------
                                                            5,583,949
                                                       --------------
ENERGY (8.1%)
Catalytica, Inc. (b)....................       45,000         615,938
Global Industries Ltd. (b)..............       55,000         677,187
Midcoast Energy Resources...............       64,375       1,094,374
National-Oilwell, Inc. (b)..............       30,000         390,000
Piedmont Natural Gas Co., Inc...........       10,000         318,750
                                                       --------------
                                                            3,096,249
                                                       --------------
  COMMON STOCKS, CONTINUED:
                                                           MARKET
                                            SHARES         VALUE
                                          -----------  --------------
ENGINEERING (1.1%)
Stolt Comex Seaway, SA ADR (b)..........       35,000  $      437,500
                                                       --------------
FOOD AND BEVERAGES (2.9%)
Fresh America Corp. (b).................       30,000         553,125
Smithfield Foods, Inc. (b)..............       23,000         543,375
                                                       --------------
                                                            1,096,500
                                                       --------------
FOREST PRODUCTS (2.0%)
Buckeye Technologies, Inc. (b)..........       27,000         391,500
Deltic Timber Corp......................       14,000         388,500
                                                       --------------
                                                              780,000
                                                       --------------
HEALTH CARE (7.3%)
Alpharma, Inc...........................       15,000         442,500
Applied Analytical Industries, Inc.
  (b)...................................       32,500         365,625
Coventry Health Care, Inc. (b)..........        7,600          69,825
Datascope Corp. (b).....................       10,000         284,375
Express Scripts, Inc. Class A (b).......        1,500         110,438
Medco Research, Inc. (b)................       30,000         663,750
Medquist, Inc. (b)......................       10,000         342,500
Pharmaceutical Product Development, Inc.
  (b)...................................       10,000         291,250
Zonagen, Inc. (b).......................       10,000         228,750
                                                       --------------
                                                            2,799,013
                                                       --------------
INSURANCE (7.2%)
American Heritage Life Investment
  Corp..................................       30,000         695,625
FPIC Insurance Group, Inc. (b)..........       15,000         675,000
INSpire Insurance Solutions (b).........       30,000         652,500
Protective Life Corp....................       19,000         744,563
                                                       --------------
                                                            2,767,688
                                                       --------------
LEISURE (1.8%)
Action Performance Companies, Inc.
  (b)...................................       20,000         677,500
                                                       --------------
MACHINERY & EQUIPMENT (2.2%)
Advanced Energy Industries (b)..........       13,000         359,937
Asyst Technologies, Inc. (b)............       17,000         311,313
Helix Technology Corp...................       10,000         176,563
                                                       --------------
                                                              847,813
                                                       --------------
MEDIA (8.8%)
Consolidated Graphics, Inc. (b).........       11,000         468,875
Cox Radio, Inc. (b).....................       12,500         609,375
Gemstar International Group, Ltd. (b)...        4,000         421,500
Jones Intercable, Inc. Class A (b)......       11,000         510,125
Media General, Inc., Class A............       15,000         779,999
Medialink Worldwide, Inc. (b)...........        8,000         134,000
TV Guide, Inc. (b)......................       10,000         421,250
                                                       --------------
                                                            3,345,124
                                                       --------------
METALS (0.7%)
Commonwealth Industries, Inc............       26,400         254,100
                                                       --------------
OFFICE EQUIPMENT & SERVICES (1.3%)
Global Imaging Systems, Inc. (b)........       35,000         503,125
                                                       --------------

                                   CONTINUED

CENTURA FUNDS, INC.                            SCHEDULE OF PORTFOLIO INVESTMENTS
SMALL CAP EQUITY FUND                                             APRIL 30, 1999

  COMMON STOCKS, CONTINUED:
                                                           MARKET
                                            SHARES         VALUE
                                          -----------  --------------
RENTAL--AUTO & EQUIPMENT (2.0%)
Rent Way, Inc. (b)......................       27,500  $      749,375
                                                       --------------
RETAIL (4.8%)
Goody's Family Clothing, Inc. (b).......       36,000         324,000
Pier 1 Imports, Inc.....................       65,000         479,375
Rowe Furniture Corp.....................       15,500         161,781
Shopko Stores, Inc. (b).................        8,000         274,500
Tropical Sportswear International (b)...       27,500         603,282
                                                       --------------
                                                            1,842,938
                                                       --------------
TELECOMMUNICATIONS (1.5%)
Gilat Satellite Networks Ltd. (b).......        5,000         260,000
Superior Telecom, Inc...................       12,500         311,719
                                                       --------------
                                                              571,719
                                                       --------------
TELECOMMUNICATIONS-EQUIPMENT (4.3%)
Antec Corp. (b).........................       15,000         406,875
Commscope, Inc. (b).....................       25,000         609,375
Microwave Power Devices (b).............       15,000         192,188
Powertel, Inc. (b)......................       20,000         435,000
                                                       --------------
                                                            1,643,438
                                                       --------------
TOTAL COMMON STOCKS..................................      36,139,562
                                                       --------------

  INVESTMENT COMPANIES (7.7%)
Centura Money Market Fund...............    1,496,724       1,496,724
Goldman Sachs Financial Square Prime
  Money Market Fund.....................      779,238         779,238
Provident Institutional Temporary
  Investment Fund.......................      680,175         680,175
                                                       --------------
TOTAL INVESTMENT COMPANIES...........................       2,956,137
                                                       --------------
TOTAL INVESTMENTS
  (Cost $35,250,293)(a)(102.3%)......................      39,095,699
Liabilities in excess of other assets (2.3%).........        (884,136)
                                                       --------------
TOTAL NET ASSETS (100.0%)............................  $   38,211,563
                                                       --------------
                                                       --------------

---------

Percentages indicated are based on net assets of $38,211,563.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $135,785. Cost for federal tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...         $  5,712,842
Unrealized depreciation...           (2,003,221)
                                   ------------
Net unrealized
  appreciation                     $  3,709,621
                                   ------------
                                   ------------

(b)  Represents non-income producing security.
 SA  -- Sociedad Anonimal (Spanish Corporation)

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
SMALL CAP EQUITY FUND

  STATEMENT OF ASSETS AND LIABILITIES

                                                                  APRIL 30, 1999

ASSETS:
Investments, at value (cost
  $35,250,293)..........................              $39,095,699
Interest and dividends receivable.......                   18,734
Receivable for investments sold.........                  259,849
Deferred organization costs.............                    8,986
Prepaid expenses and other assets.......                    5,164
                                                      -----------
  TOTAL ASSETS..........................               39,388,432
LIABILITIES:
Payable to custodian for overdraft......  $      778
Payable for investments purchased.......   1,115,675
Payable for capital shares redeemed.....      24,750
Accrued expenses and other payables:
  Investment advisory fees..............       2,935
  Administration fees...................         629
  Distribution fees.....................       4,713
  Other.................................      27,389
                                          ----------
  TOTAL LIABILITIES.....................                1,176,869
                                                      -----------
NET ASSETS:
Capital.................................               33,596,780
Accumulated net realized gains from
  investment transactions...............                  769,377
Net unrealized appreciation from
  investments...........................                3,845,406
                                                      -----------
NET ASSETS..............................              $38,211,563
                                                      -----------
                                                      -----------
Class A
  Net Assets............................              $ 3,046,073
  Shares................................                  240,131
  Redemption price per share............              $     12.69
                                                      -----------
                                                      -----------
  Maximum Sales Charge--Class A.........                     4.50%
  Maximum Offering Price
    (100%/(100% - Maximum Sales Charge)
    of net asset value adjusted to the
    nearest cent) per share.............              $     13.29
                                                      -----------
                                                      -----------
Class B
  Net Assets............................              $ 5,108,048
  Shares................................                  408,673
  Offering price per share*.............              $     12.50
                                                      -----------
                                                      -----------
Class C
  Net Assets............................              $30,057,442
  Shares................................                2,363,312
  Offering and redemption price per
    share...............................              $     12.72
                                                      -----------
                                                      -----------

---------

  *  Redemption price of Class B shares varies based on length of time held.

  STATEMENT OF OPERATIONS

                                               FOR THE YEAR ENDED APRIL 30, 1999

INVESTMENT INCOME:
Dividend income.........................            $   384,488
                                                    -----------
  TOTAL INCOME..........................                384,488
EXPENSES:
Investment advisory fees................  $259,395
Administration fees.....................    55,585
Distribution fees--Class A..............    15,765
Distribution fees--Class B..............    49,928
Custodian fees..........................     9,448
Fund accounting fees....................    33,360
Transfer agent fees.....................    43,247
Other...................................    54,567
                                          --------
  Total expenses before voluntary fee
    reductions..........................                521,295
  Expenses voluntarily reduced..........                 (7,882)
                                                    -----------
  Net Expenses..........................                513,413
                                                    -----------
NET INVESTMENT LOSS.....................               (128,925)
                                                    -----------
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment
  transactions..........................                979,331
Net change in unrealized appreciation
  from investments......................             (3,995,280)
                                                    -----------
Net realized/unrealized gains (losses)
  from investments......................             (3,015,949)
                                                    -----------
Change in net assets resulting from
  operations............................            $(3,144,874)
                                                    -----------
                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
SMALL CAP EQUITY FUND
  STATEMENTS OF CHANGES IN NET ASSETS

                                            FOR THE       FOR THE
                                          YEAR ENDED   PERIOD ENDED
                                           APRIL 30,     APRIL 30,
                                             1999        1998 (a)
                                          -----------  -------------
FROM INVESTMENT ACTIVITIES:
Operations:
  Net investment income (loss)..........  $  (128,925)  $     94,888
  Net realized gains from investment
    transactions........................      979,331      4,803,926
  Net change in unrealized appreciation
    from investments....................   (3,995,280)     7,061,973
                                          -----------  -------------
Change in net assets resulting from
  operations............................   (3,144,874)    11,960,787
                                          -----------  -------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income............           --         (1,298)
  In excess of net investment income....           --         (1,536)
  From net realized gains from
    investment transactions.............     (264,286)      (103,629)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
  In excess of net investment income....           --         (1,083)
  From net realized gains from
    investment transactions.............     (427,621)      (159,881)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
  From net investment income............           --       (102,073)
  From net realized gains from
    investment transactions.............   (2,390,898)    (1,557,628)
                                          -----------  -------------
Change in net assets from shareholder
  distributions.........................   (3,082,805)    (1,927,128)
                                          -----------  -------------
Change in net assets from capital
  transactions..........................    4,919,060     29,486,523
                                          -----------  -------------
Change in net assets....................   (1,308,619)    39,520,182
NET ASSETS:
  Beginning of period...................   39,520,182             --
                                          -----------  -------------
  End of period.........................  $38,211,563   $ 39,520,182
                                          -----------  -------------
                                          -----------  -------------

---------

(a) For the period from May 2, 1997 (commencement of operations) to April 30, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
SMALL CAP EQUITY FUND
  FINANCIAL HIGHLIGHTS, CLASS A

                                            FOR THE        FOR THE
                                          YEAR ENDED    PERIOD ENDED
                                           APRIL 30,      APRIL 30,
                                             1999         1998 (a)
                                          -----------   -------------
Net Asset Value, Beginning of Period....     $14.99         $10.00
                                          -----------   -------------
Investment Activities
  Net investment income (loss)..........      (0.06)          0.03
  Net realized and unrealized gains
    (losses) from investments...........      (1.20)          5.87
                                          -----------   -------------
  Total from Investment Activities......      (1.26)          5.90
                                          -----------   -------------
Distributions
  Net investment income.................         --          (0.03)
  In excess of net investment income....         --          (0.01)
  Net realized gains....................      (1.04)         (0.87)
                                          -----------   -------------
  Total Distributions...................      (1.04)         (0.91)
                                          -----------   -------------
Net Asset Value, End of Period..........     $12.69         $14.99
                                          -----------   -------------
                                          -----------   -------------
TOTAL RETURN (EXCLUDES SALES CHARGE)....      (8.05%)        60.75%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000).......     $3,046         $3,000
Ratio of expenses to average net
  assets................................       1.48%          1.46%(b)
Ratio of net investment income (loss) to
  average net assets....................      (0.43%)         0.09%(b)
Ratio of expenses to average net
  assets*...............................       1.73%          1.82%(b)
Portfolio turnover rate**...............        130%            71%

  * DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
 ** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED.
(a) FOR THE PERIOD FROM MAY 2, 1997 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1998.
(b)  ANNUALIZED.
(c)  NOT ANNUALIZED.

  FINANCIAL HIGHLIGHTS, CLASS B

                                            FOR THE        FOR THE
                                          YEAR ENDED    PERIOD ENDED
                                           APRIL 30,      APRIL 30,
                                             1999         1998 (a)
                                          -----------   -------------
Net Asset Value, Beginning of Period....     $14.90         $10.00
                                          -----------   -------------
Investment Activities
  Net investment loss...................      (0.14)         (0.03)
  Net realized and unrealized gains
    (losses) from investments...........      (1.22)          5.82
                                          -----------   -------------
  Total from Investment Activities......      (1.36)          5.79
                                          -----------   -------------
Distributions
  In excess of net investment income....         --          (0.02)
  Net realized gains....................      (1.04)         (0.87)
                                          -----------   -------------
  Total Distributions...................      (1.04)         (0.89)
                                          -----------   -------------
Net Asset Value, End of Period..........     $12.50         $14.90
                                          -----------   -------------
                                          -----------   -------------
TOTAL RETURN (EXCLUDES REDEMPTION
  CHARGE)...............................      (8.79%)        59.50%(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000).......     $5,108         $4,938
Ratio of expenses to average net
  assets................................       2.23%          2.21%(c)
Ratio of net investment loss to average
  net assets............................      (1.19%)        (0.66%)(c)
Ratio of expenses to average net
  assets*...............................         (b)          2.32%(c)
Portfolio turnover rate**...............        130%            71%

  * DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
 ** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED.
(a) FOR THE PERIOD FROM MAY 2, 1997 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1998.
(b)  THERE WERE NO WAIVERS OR REIMBURSEMENTS DURING THE PERIOD.
(c)  ANNUALIZED.
(d)  NOT ANNUALIZED.

                                   CONTINUED

CENTURA FUNDS, INC.
SMALL CAP EQUITY FUND

  FINANCIAL HIGHLIGHTS, CLASS C

                                            FOR THE        FOR THE
                                          YEAR ENDED    PERIOD ENDED
                                           APRIL 30,      APRIL 30,
                                             1999         1998 (a)
                                          -----------   -------------
Net Asset Value, Beginning of Period....    $ 14.99        $ 10.00
                                          -----------   -------------
Investment Activities
  Net investment income (loss)..........      (0.02)          0.06
  Net realized and unrealized gains
    (losses) from investments...........      (1.21)          5.86
                                          -----------   -------------
  Total from Investment Activities......      (1.23)          5.92
                                          -----------   -------------
Distributions
  Net investment income.................         --          (0.06)
  Net realized gains....................      (1.04)         (0.87)
                                          -----------   -------------
  Total Distributions...................      (1.04)         (0.93)
                                          -----------   -------------
Net Asset Value, End of Period..........    $ 12.72        $ 14.99
                                          -----------   -------------
                                          -----------   -------------
TOTAL RETURN............................      (7.84%)        60.98%(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000).......    $30,057        $31,583
Ratio of expenses to average net
  assets................................       1.23%          1.16%(c)
Ratio of net investment income (loss) to
  average net assets....................      (0.19%)         0.46%(c)
Ratio of expenses to average net
  assets*...............................         (b)          1.27%(c)
Portfolio turnover rate**...............        130%            71%

  * DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
 ** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED.
(a) FOR THE PERIOD FROM MAY 2, 1997 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1998.
(b)  THERE WERE NO WAIVERS OR REIMBURSEMENTS DURING THE PERIOD.
(c)  ANNUALIZED.
(d)  NOT ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS

                             GOVERNMENT INCOME FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                          CLASS A
                                                         WITH LOAD        LEHMAN BROTHERS          LIPPER
                                                      (RETURN REFLECTS     INTERMEDIATE      SHORT-INTERMEDIATE
                                         CLASS A       MAXIMUM SALES        GOVERNMENT         U.S. GOVERNMENT
                                       WITHOUT LOAD    LOAD OF 2.75%)       BOND INDEX*           AVERAGE*
12/90                                        $10,000            $9,725              $10,000              $10,000
12/91                                        $11,111           $10,808              $11,409              $11,308
12/92                                        $11,722           $11,401              $12,200              $11,985
12/93                                        $12,479           $12,138              $13,198              $12,833
12/94                                        $12,240           $11,906              $12,968              $12,613
12/95                                        $13,860           $13,481              $14,838              $14,230
12/96                                        $14,206           $13,818              $15,440              $14,814
12/97                                        $15,210           $14,795              $16,632              $15,845
12/98                                        $16,300           $15,855              $18,041              $16,927
4/99                                         $16,312           $15,867              $18,040              $17,010
AVERAGE ANNUAL TOTAL RETURN
1 YEAR                                         5.38%             2.46%                6.35%                5.51%
5 YEAR                                         5.94%             5.36%                6.99%                6.31%
SINCE INCEPTION                                6.05%             5.70%                7.34%                6.58%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                               CLASS B
                                                              WITH LOAD
                                                        (RETURN REFLECTS THE
                                                       APPROPRIATE CONTINGENT
                                                        DEFERRED SALES CHARGE     LEHMAN BROTHERS           LIPPER
                                                          (MAXIMUM DEFERRED        INTERMEDIATE       SHORT-INTERMEDIATE
                                          CLASS B            SALES LOAD             GOVERNMENT         U.S. GOVERNMENT
                                       WITHOUT LOAD          IS 3.00%))             BOND INDEX*            AVERAGE*
12/90                                         $10,000                   $9,700              $10,000               $10,000
12/91                                         $11,056                  $10,756              $11,409               $11,308
12/92                                         $11,609                  $11,309              $12,200               $11,985
12/93                                         $12,293                  $11,993              $13,198               $12,833
12/94                                         $11,984                  $11,784              $12,968               $12,613
12/95                                         $13,467                  $13,367              $14,838               $14,230
12/96                                         $13,712                  $13,712              $15,440               $14,814
12/97                                         $14,591                  $14,591              $16,632               $15,845
12/98                                         $15,580                  $15,580              $18,041               $16,927
4/99                                          $15,566                  $15,566              $18,040               $17,010
AVERAGE ANNUAL TOTAL RETURN
1 YEAR                                          4.96%                    2.01%                6.35%                 5.51%
5 YEAR                                          5.31%                    5.15%                6.99%                 6.31%
SINCE INCEPTION                                 5.46%                    5.46%                7.34%                 6.58%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                     LEHMAN BROTHERS          LIPPER
                                                      INTERMEDIATE      SHORT-INTERMEDIATE
                                        CLASS C        GOVERNMENT         U.S. GOVERNMENT
                                       (NO LOAD)       BOND INDEX*           AVERAGE*
12/90                                     $10,000              $10,000              $10,000
12/91                                     $11,154              $11,409              $11,308
12/92                                     $11,836              $12,200              $11,985
12/93                                     $12,655              $13,198              $12,833
12/94                                     $12,457              $12,968              $12,613
12/95                                     $14,141              $14,838              $14,230
12/96                                     $14,545              $15,440              $14,814
12/97                                     $15,592              $16,632              $15,845
12/98                                     $16,772              $18,041              $16,927
4/99                                      $16,781              $18,040              $17,010
AVERAGE ANNUAL TOTAL RETURN
1 YEAR                                      5.64%                6.35%                5.51%
5 YEAR                                      6.23%                6.99%                6.31%
SINCE INCEPTION                             6.41%                7.34%                6.58%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

* The LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX is an unmanaged index generally representative of the Government bond market. The LIPPER SHORT-INTERMEDIATE U.S. GOVERNMENT AVERAGE is representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. that fall into this category.

The inception date for performance purposes is December 31, 1990. The quoted performance of the Centura Government Income Fund (formerly Federal Securities
Fund) includes performance of certain collective trust funds ("Commingled Accounts") advised by Centura Bank prior to the establishment of the Fund on June 1, 1994. On that date, the assets of the Commingled Accounts were transferred to the Fund in connection with its commencement of operations. The investment objective, policies and techniques of the Commingled Accounts were equivalent in all material aspect to those of the Fund. During that time, the Commingled Accounts were not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore were not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Accounts had been registered under the 1940 Act, the Commingled Accounts' performance may have been adversely affected. Because the Commingled Accounts did not charge any expenses, their performance has been adjusted to reflect the Fund's estimated expenses at the time of its inception, which were 0.94%, 1.69% and 0.69% of average daily net assets for Class A, Class B and Class C, respectively. The performance information for the period subsequent to the Fund's inception also assumes reinvestment of all net investment income and realized capital gains and takes into account actual expenses of the appropriate share class.

The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods. Without the waiver of fees, returns would have been lower.

CENTURA FUNDS, INC.                            SCHEDULE OF PORTFOLIO INVESTMENTS
GOVERNMENT INCOME FUND                                            APRIL 30, 1999

  U.S. TREASURY NOTES (11.4%)

                                           PRINCIPAL      MARKET
                                            AMOUNT        VALUE
                                          -----------  ------------
4.00%, 10/31/00.........................  $ 6,000,000  $  5,913,000
4.75%, 2/15/04..........................    5,000,000     4,900,000
4.75%, 11/15/08.........................    3,000,000     2,866,860
                                                       ------------
TOTAL U.S. TREASURY NOTES............................    13,679,860
                                                       ------------
  U.S. GOVERNMENT AGENCY OBLIGATIONS (83.4%)
FEDERAL FARM CREDIT BANK (1.7%)
5.84%, 11/21/03.........................    2,000,000     2,015,780
                                                       ------------
FEDERAL HOME LOAN BANK (16.5%)
6.24%, 6/23/00(b).......................    5,000,000     5,054,700
5.62%, 1/12/01..........................    4,500,000     4,521,870
6.09%, 12/23/02.........................    5,000,000     5,103,100
5.98%, 6/18/08..........................    5,000,000     4,992,600
                                                       ------------
                                                         19,672,270
                                                       ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (9.7%)
6.50%, 2/1/04, Pool # N97461............    2,951,085     2,959,377
6.50%, 9/1/04, Pool# N97771.............    3,508,078     3,517,936
6.13%, 2/27/06..........................    5,000,000     5,096,900
                                                       ------------
                                                         11,574,213
                                                       ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (55.5%)
6.00%, 11/1/03, Pool #50948.............    2,029,976     2,038,218
6.00%, 1/1/04, Pool #50968..............    1,299,331     1,302,982
6.50%, 7/1/04, Pool # 250995............    3,555,816     3,564,705
6.50%, 10/1/04, Pool #251243............    3,713,264     3,722,547
6.00%, 11/1/04, Pool #251413............    4,418,976     4,414,823
6.50%, 11/1/07, Pool #251509............    3,100,090     3,119,466
6.00%, 1/1/08, Pool #251627.............    3,083,048     3,065,690
6.00%, 2/1/08, Pool #251660.............    7,990,468     7,945,482
5.75%, 2/15/08..........................    5,000,000     4,965,500
5.50%, 3/1/08, Pool #395059.............    1,168,942     1,156,127
5.50%, 4/1/08, Pool #411900.............    1,159,017     1,146,311
6.00%, 4/1/08, Pool# 251725.............    1,121,930     1,125,083
5.50%, 5/1/08, Pool #431606.............      233,394       231,148
6.00%, 6/1/08, Pool# 251827.............      874,876       877,335
6.00%, 6/1/08, Pool# 418487.............    5,942,889     5,962,938
6.00%, 8/1/08, Pool #251904.............    4,231,007     4,242,897
5.50%, 12/1/08, Pool #252243............    8,519,644     8,426,244
5.50%, 2/1/09, Pool #252317.............    4,871,163     4,817,761
6.00%, 3/1/09, Pool #252387.............    4,232,596     4,245,587
                                                       ------------
                                                         66,370,844
                                                       ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS.............
                                                         99,633,107
                                                       ------------

  INVESTMENT COMPANIES (4.7%)
                                                          MARKET
                                            SHARES        VALUE
                                          -----------  ------------
Centura Money Market Fund...............    1,500,000  $  1,500,000
Goldman Financial Square Treasury Short
  Term Money Market Fund................    2,374,204     2,374,204
Provident Institutional Temporary
  Investment Fund.......................    1,737,119     1,737,119
                                                       ------------
TOTAL INVESTMENT COMPANIES...........................     5,611,323
                                                       ------------
TOTAL INVESTMENTS
  (Cost $118,890,408)(a)(99.5%)......................   118,924,290
Other assets in excess of liabilities (0.5%).........       588,028
                                                       ------------
TOTAL NET ASSETS -- 100.0%...........................  $119,512,318
                                                       ------------
                                                       ------------

                                              UNDERLYING
                                              OPTION PAR
                                                VALUE              MARKET
                                          (NOTIONAL AMOUNT)         VALUE
                                          ------------------   ---------------
OPTIONS OUTSTANDING AT END OF PERIOD
  CONSIST OF:
  U.S. Treasury Note, 4.75%, 2/15/04
  (Strike price 98.609, expires on
  5/17/99)                                      5,000,000      $       (35,547)
                                                               ---------------
Total written put options (premium
  received $19,922)                                            $       (35,547)
                                                               ---------------
                                                               ---------------

---------

Percentages indicated are based on net assets of $119,512,318.
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...          $  376,129
Unrealized depreciation...            (357,872)
                                   -----------
Net unrealized
  appreciation............          $   18,257
                                   -----------
                                   -----------

(b) Security segregated in relation to the Fund's outstanding written option contract commitment.

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
GOVERNMENT INCOME FUND

  STATEMENT OF ASSETS AND LIABILITIES

                                                                  APRIL 30, 1999

ASSETS:
Investments, at value (cost
  $118,890,408).........................            $118,924,290
Cash....................................                 124,748
Interest and dividends receivable.......               1,038,791
Deferred organization costs.............                     674
Prepaid expenses and other assets.......                   5,973
                                                    ------------
  TOTAL ASSETS..........................             120,094,476
LIABILITIES:
Distributions payable...................  $502,442
Option contract written, at value--
  premiums received $19,922.............    35,547
Accrued expenses and other payables:
  Investment advisory fees..............     3,938
  Administration fees...................     1,969
  Distribution fees.....................       237
  Other.................................    38,025
                                          --------
  TOTAL LIABILITIES.....................                 582,158
                                                    ------------
NET ASSETS:
Capital.................................             119,193,454
Accumulated net realized gains from
  investment transactions and option
  contracts.............................                 300,607
Net unrealized appreciation from
  investments and option contracts......                  18,257
                                                    ------------
NET ASSETS..............................            $119,512,318
                                                    ------------
                                                    ------------
Class A
  Net Assets............................            $    677,552
  Shares................................                  67,536
  Redemption price per share............            $      10.03
                                                    ------------
                                                    ------------
  Maximum Sales Charge--Class A.........                    2.75%
  Maximum Offering Price
    (100%/(100% - Maximum Sales Charge)
    of net asset value adjusted to the
    nearest cent) per share.............            $      10.31
                                                    ------------
                                                    ------------
Class B
  Net Assets............................            $    195,232
  Shares................................                  19,474
  Offering price per share*.............            $      10.03
                                                    ------------
                                                    ------------
Class C
  Net Assets............................            $118,639,534
  Shares................................              11,823,321
  Offering and redemption price per
    share...............................            $      10.03
                                                    ------------
                                                    ------------

---------

  *  Redemption price of Class B shares varies based on length of time held.

  STATEMENT OF OPERATIONS

                                               FOR THE YEAR ENDED APRIL 30, 1999

INVESTMENT INCOME:
Interest income.........................            $7,134,031
Dividend income.........................               256,658
                                                    ----------
  TOTAL INCOME..........................             7,390,689
EXPENSES:
Investment advisory fees................  $389,332
Administration fees.....................   194,666
Distribution fees--Class A..............     2,667
Distribution fees--Class B..............     1,637
Custodian fees..........................    32,446
Fund accounting fees....................    34,565
Transfer agent fees.....................    28,907
Other...................................    86,654
                                          --------
  Total expenses before voluntary fee
    reductions..........................               770,874
  Expenses voluntarily reduced..........                (1,743)
                                                    ----------
  Net Expenses..........................               769,131
                                                    ----------
NET INVESTMENT INCOME...................             6,621,558
                                                    ----------
REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment
  transactions and option contracts.....               777,883
Net change in unrealized appreciation
  from investments and option
  contracts.............................              (118,464)
                                                    ----------
Net realized/unrealized gains from
  investments...........................               659,419
                                                    ----------
Change in net assets resulting from
  operations............................            $7,280,977
                                                    ----------
                                                    ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
GOVERNMENT INCOME FUND
  STATEMENTS OF CHANGES IN NET ASSETS

                                            FOR THE       FOR THE
                                           YEAR ENDED    YEAR ENDED
                                           APRIL 30,     APRIL 30,
                                              1999          1998
                                          ------------  ------------
FROM INVESTMENT ACTIVITIES:
Operations:
  Net investment income.................  $  6,621,558  $  7,228,918
  Net realized gains from investment
    transactions and option contracts...       777,883     2,499,631
  Net change in unrealized appreciation
    from investments and option
    contracts...........................      (118,464)      545,699
                                          ------------  ------------
Change in net assets resulting from
  operations............................     7,280,977    10,274,248
                                          ------------  ------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income............       (25,895)      (27,502)
  From net realized gains from
    investment transactions and option
    contracts...........................       (10,321)           --
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
  From net investment income............        (7,086)       (7,553)
  From net realized gains from
    investment transactions and option
    contracts...........................        (3,965)           --
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
  From net investment income............    (6,588,577)   (7,193,863)
  From net realized gains from
    investment transactions and option
    contracts...........................    (2,541,338)           --
                                          ------------  ------------
Change in net assets from shareholder
  distributions.........................    (9,177,182)   (7,228,918)
                                          ------------  ------------
Change in net assets from capital
  transactions..........................   (10,320,659)    8,575,052
                                          ------------  ------------
Change in net assets....................   (12,216,864)   11,620,382
NET ASSETS:
  Beginning of period...................   131,729,182   120,108,800
                                          ------------  ------------
  End of period.........................  $119,512,318  $131,729,182
                                          ------------  ------------
                                          ------------  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
GOVERNMENT INCOME FUND
  FINANCIAL HIGHLIGHTS, CLASS A

                             FOR THE       FOR THE       FOR THE       FOR THE        FOR THE
                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    PERIOD ENDED
                            APRIL 30,     APRIL 30,     APRIL 30,     APRIL 30,      APRIL 30,
                              1999          1998          1997          1996         1995 (a)
                           -----------   -----------   -----------   -----------   -------------
Net Asset Value,
  Beginning of Period....     $10.19        $ 9.94        $10.01        $ 9.97         $10.00
                           -----------   -----------   -----------   -----------   -------------
Investment Activities
  Net investment
    income...............       0.50          0.55          0.56          0.57           0.52
  Net realized and
    unrealized gains
    (losses) from
    investments..........       0.04          0.25         (0.07)         0.04          (0.03)
                           -----------   -----------   -----------   -----------   -------------
  Total from Investment
    Activities...........       0.54          0.80          0.49          0.61           0.49
                           -----------   -----------   -----------   -----------   -------------
Distributions
  Net investment
    income...............      (0.50)        (0.55)        (0.56)        (0.57)         (0.52)
  Net realized gains.....      (0.20)           --            --            --             --
                           -----------   -----------   -----------   -----------   -------------
  Total Distributions....      (0.70)        (0.55)        (0.56)        (0.57)         (0.52)
                           -----------   -----------   -----------   -----------   -------------
Net Asset Value, End of
  Period.................     $10.03        $10.19        $ 9.94        $10.01         $ 9.97
                           -----------   -----------   -----------   -----------   -------------
                           -----------   -----------   -----------   -----------   -------------
TOTAL RETURN (EXCLUDES
  SALES CHARGE)..........       5.38%         8.21%         5.07%         6.20%          5.02%(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of
  period (000)...........     $  678        $  531        $  481        $  526         $  247
Ratio of expenses to
  average net assets.....       0.84%         0.84%         0.82%         0.85%          0.86%(c)
Ratio of net investment
  income to average net
  assets.................       4.85%         5.42%         5.63%         5.61%          5.58%(c)
Ratio of expenses to
  average net assets*....       1.09%         1.09%         1.07%           (b)          0.89%(c)
Portfolio turnover
  rate**.................        104%          121%           26%           34%            42%

  * DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
 ** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED.
(a) FOR THE PERIOD FROM JUNE 1, 1994 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1995.
(b)  THERE WERE NO WAIVERS OR REIMBURSEMENTS DURING THE PERIOD.
(c)  ANNUALIZED.
(d)  NOT ANNUALIZED.

  FINANCIAL HIGHLIGHTS, CLASS B

                             FOR THE       FOR THE       FOR THE       FOR THE        FOR THE
                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    PERIOD ENDED
                            APRIL 30,     APRIL 30,     APRIL 30,     APRIL 30,      APRIL 30,
                              1999          1998          1997          1996         1995 (a)
                           -----------   -----------   -----------   -----------   -------------
Net Asset Value,
  Beginning of Period....     $10.18        $ 9.94        $10.01        $ 9.97         $10.00
                           -----------   -----------   -----------   -----------   -------------
Investment Activities
  Net investment
    income...............       0.45          0.50          0.50          0.50           0.45
  Net realized and
    unrealized gains
    (losses) from
    investments..........       0.05          0.24         (0.07)         0.04          (0.03)
                           -----------   -----------   -----------   -----------   -------------
  Total from Investment
    Activities...........       0.50          0.74          0.43          0.54           0.42
                           -----------   -----------   -----------   -----------   -------------
Distributions
  Net investment
    income...............      (0.45)        (0.50)        (0.50)        (0.50)         (0.45)
  Net realized gains.....      (0.20)           --            --            --             --
                           -----------   -----------   -----------   -----------   -------------
  Total Distributions....      (0.65)        (0.50)        (0.50)        (0.50)         (0.45)
                           -----------   -----------   -----------   -----------   -------------
Net Asset Value, End of
  Period.................     $10.03        $10.18        $ 9.94        $10.01         $ 9.97
                           -----------   -----------   -----------   -----------   -------------
                           -----------   -----------   -----------   -----------   -------------
TOTAL RETURN (EXCLUDES
  REDEMPTION CHARGE).....       4.96%         7.58%         4.46%         5.40%          4.32%(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of
  period (000)...........     $  195        $  131        $  194        $  176         $  118
Ratio of expenses to
  average net assets.....       1.35%         1.36%         1.40%         1.61%          1.61%(c)
Ratio of net investment
  income to average net
  assets.................       4.32%         4.93%         5.04%         4.84%          4.86%(c)
Ratio of expenses to
  average net assets*....       1.60%         1.61%         1.65%           (b)          1.64%(c)
Portfolio turnover
  rate**.................        104%          121%           26%           34%            42%

  * DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
 ** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED.
(a) FOR THE PERIOD FROM JUNE 1, 1994 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1995.
(b)  THERE WERE NO WAIVERS OR REIMBURSEMENTS DURING THE PERIOD.
(c)  ANNUALIZED.
(d)  NOT ANNUALIZED.

                                   CONTINUED

CENTURA FUNDS, INC.
GOVERNMENT INCOME FUND

  FINANCIAL HIGHLIGHTS, CLASS C

                             FOR THE       FOR THE       FOR THE       FOR THE        FOR THE
                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    PERIOD ENDED
                            APRIL 30,     APRIL 30,     APRIL 30,     APRIL 30,      APRIL 30,
                              1999          1998          1997          1996         1995 (a)
                           -----------   -----------   -----------   -----------   -------------
Net Asset Value,
  Beginning of Period....    $  10.19    $     9.94      $  10.01      $   9.97       $  10.00
                           -----------   -----------   -----------   -----------   -------------
Investment Activities
  Net investment
    income...............        0.52          0.57          0.59          0.60           0.54
  Net realized and
    unrealized gains
    (losses) from
    investments..........        0.04          0.25         (0.07)         0.04          (0.03)
                           -----------   -----------   -----------   -----------   -------------
  Total from Investment
    Activities...........        0.56          0.82          0.52          0.64           0.51
                           -----------   -----------   -----------   -----------   -------------
Distributions
  Net investment
    income...............       (0.52)        (0.57)        (0.59)        (0.60)         (0.54)
  Net realized gains.....       (0.20)           --            --            --             --
                           -----------   -----------   -----------   -----------   -------------
  Total Distributions....       (0.72)        (0.57)        (0.59)        (0.60)         (0.54)
                           -----------   -----------   -----------   -----------   -------------
Net Asset Value, End of
  Period.................    $  10.03    $    10.19      $   9.94      $  10.01       $   9.97
                           -----------   -----------   -----------   -----------   -------------
                           -----------   -----------   -----------   -----------   -------------
TOTAL RETURN.............        5.64%         8.48%         5.33%         6.47%          5.28%(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of
  period (000)...........    $118,640    $  131,068      $119,434      $109,775       $ 93,807
Ratio of expenses to
  average net assets.....        0.59%         0.59%         0.58%         0.61%          0.63%(c)
Ratio of net investment
  income to average net
  assets.................        5.11%         5.68%         5.88%         5.88%          5.97%(c)
Ratio of expenses to
  average net assets*....          (b)           (b)           (b)           (b)          0.66%(c)
Portfolio turnover
  rate**.................         104%          121%           26%           34%            42%

  * DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
 ** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED.
(a) FOR THE PERIOD FROM JUNE 1, 1994 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1995.
(b)  THERE WERE NO WAIVERS OR REIMBURSEMENTS DURING THE PERIOD.
(c)  ANNUALIZED.
(d)  NOT ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS

                       NORTH CAROLINA TAX-FREE BOND FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                           CLASS A
                                                          WITH LOAD        LEHMAN BROTHERS     LIPPER STATE
                                                       (RETURN REFLECTS        5-YEAR          INTERMEDIATE
                                          CLASS A       MAXIMUM SALES         MUNICIPAL         MUNICIPAL
                                       WITHOUT LOAD     LOAD OF 2.75%)         INDEX*            AVERAGE*
1/91                                          $10,000            $9,725              $10,000         $10,000
12/91                                         $10,590           $10,304              $11,141         $10,985
12/92                                         $11,123           $10,822              $11,990         $11,781
12/93                                         $11,979           $11,655              $13,038         $12,897
12/94                                         $11,474           $11,164              $12,871         $12,455
12/95                                         $12,881           $12,533              $14,369         $14,011
12/96                                         $13,206           $12,849              $14,978         $14,519
12/97                                         $14,266           $13,881              $15,934         $15,508
12/98                                         $15,059           $14,652              $16,865         $16,319
4/99                                          $15,129           $14,719              $17,094         $16,429
AVERAGE ANNUAL TOTAL RETURN
1 YEAR                                          5.96%             3.06%                6.49%           5.65%
5 YEAR                                          5.54%             4.96%                6.04%           5.67%
SINCE INCEPTION                                 5.15%             4.80%                6.64%           6.14%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                            CLASS B
                                                           WITH LOAD
                                                        (RETURN REFLECTS
                                                        THE APPROPRIATE
                                                      CONTINGENT DEFERRED
                                                          SALES CHARGE        LEHMAN BROTHERS     LIPPER STATE
                                                       (MAXIMUM DEFERRED          5-YEAR          INTERMEDIATE
                                         CLASS B           SALES LOAD            MUNICIPAL         MUNICIPAL
                                       WITHOUT LOAD        IS 3.00%))             INDEX*            AVERAGE*
1/91                                         $10,000                $9,700              $10,000         $10,000
12/91                                        $10,548               $10,248              $11,141         $10,985
12/92                                        $11,027               $10,727              $11,990         $11,781
12/93                                        $11,838               $11,538              $13,038         $12,897
12/94                                        $11,268               $10,968              $12,871         $12,455
12/95                                        $12,556               $12,356              $14,369         $14,011
12/96                                        $12,775               $12,775              $14,978         $14,519
12/97                                        $13,729               $13,729              $15,934         $15,508
12/98                                        $14,453               $14,453              $16,865         $16,319
4/99                                         $14,495               $14,495              $17,094         $16,429
AVERAGE ANNUAL TOTAL RETURN
1 YEAR                                         5.53%                 2.53%                6.49%           5.65%
5 YEAR                                         4.93%                 4.77%                6.04%           5.67%
SINCE INCEPTION                                4.61%                 4.61%                6.64%           6.14%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                     LEHMAN BROTHERS     LIPPER STATE
                                                         5-YEAR          INTERMEDIATE
                                        CLASS C         MUNICIPAL         MUNICIPAL
                                       (NO LOAD)         INDEX*            AVERAGE*
1/91                                      $10,000              $10,000         $10,000
12/91                                     $10,635              $11,141         $10,985
12/92                                     $11,224              $11,990         $11,781
12/93                                     $12,153              $13,038         $12,897
12/94                                     $11,685              $12,871         $12,455
12/95                                     $13,152              $14,369         $14,011
12/96                                     $13,517              $14,978         $14,519
12/97                                     $14,634              $15,934         $15,508
12/98                                     $15,490              $16,865         $16,319
4/99                                      $15,574              $17,094         $16,429
AVERAGE ANNUAL TOTAL RETURN
1 YEAR                                      6.22%                6.49%           5.65%
5 YEAR                                      5.83%                6.04%           5.67%
SINCE INCEPTION                             5.52%                6.64%           6.14%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

* The LEHMAN BROTHERS 5-YEAR MUNICIPAL INDEX is an unmanaged index generally representative of the municipal bond market. The LIPPER STATE INTERMEDIATE MUNICIPAL AVERAGE of the total returns reported by all of the mutual funds designated by Lipper, Inc. that fall into this category.

Investing in a regional fund may involve more risk, since the companies are located within the same geographical area.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The inception date for performance purposes is January 31, 1991. The quoted performance of the Centura North Carolina Tax-Free Fund includes performance of certain collective trust funds ("Commingled Accounts") advised by Centura Bank prior to the establishment of the Fund on June 1, 1994. On that date, the assets of the Commingled Accounts were transferred to the Fund in connection with its commencement of operations. The investment objective, policies and techniques of the Commingled Accounts were equivalent in all material aspect to those of the Fund. During that time, the Commingled Accounts were not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore were not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Accounts had been registered under the 1940 Act, the Commingled Accounts' performance may have been adversely affected. Because the Commingled Accounts did not charge any expenses, their performance had been adjusted to reflect the Fund's estimated expenses at the time of its inception, which were 1.04%, 1.79% and 0.79% of average daily net assets for Class A, Class B and Class C, respectively. The performance information for the period subsequent to the Fund's inception also assumes reinvestment of all net investment income and realized capital gains and takes into account actual expenses of the appropriate share class.

The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods. Without the waiver of fees, returns would have been lower.

CENTURA FUNDS, INC.                            SCHEDULE OF PORTFOLIO INVESTMENTS
NORTH CAROLINA TAX-FREE BOND FUND                                 APRIL 30, 1999

  NORTH CAROLINA MUNICIPAL OBLIGATIONS (98.7%)

                SECURITY                   PRINCIPAL     MARKET
              DESCRIPTION                   AMOUNT        VALUE
----------------------------------------  -----------  -----------
Cabarrus County GO, 5.30%, 2/1/08,
  Callable 2/1/07 @ 100.5, (MBIA
  Insured)..............................  $   935,000  $ 1,004,994
Cabarrus County GO, 5.30%, 2/1/10,
  Callable 2/1/07 @ 101.5, (MBIA
  Insured)..............................      900,000      962,001
Carteret County GO, 5.40%, 5/1/09,
  Callable 5/1/06 @ 101.5, (MBIA
  Insured)..............................    1,000,000    1,072,830
Catawba County Memorial Hospital Project
  Revenue, 4.40%, 10/1/08, (AMBAC
  Insured)..............................    1,000,000    1,002,190
Centennial Authority North Carolina
  Hotel Tax Revenue, Arena Project,
  4.65%, 9/1/06, (FSA Insured)..........    1,000,000    1,032,890
Charlotte Mecklenberg Hospital Authority
  GO, 6.00%, 1/1/04, Callable 1/1/02 @
  102...................................      620,000      664,671
Charlotte Mecklenberg Hospital Authority
  GO, 4.90%, 1/15/10, Callable 1/15/07 @
  102...................................    1,000,000    1,022,030
Charlotte UTGO, Refunding, 5.10%,
  6/1/09, Callable 6/1/05 @ 102.........      500,000      529,060
Cleveland County UTGO, Refunding, 5.10%,
  6/1/07, Callable 6/1/03 @ 102, (FGIC
  Insured)..............................    1,400,000    1,470,168
Concord North Carolina Utilities Systems
  RB, 6.00%, 12/1/10, Callable 12/1/02 @
  102, Sinkable 12/1/06 @ 100, (MBIA
  Insured)..............................    1,630,000    1,787,685
Craven County GO, 5.40%, 6/1/02, (MBIA
  Insured)..............................    1,000,000    1,051,590
Cumberland County Civic Center Project
  CP, Series A, 6.20%, 12/1/07, Callable
  12/1/04 @ 102, (AMBAC Insured)........    1,535,000    1,737,436
Cumberland County GO, 4.80%, 3/1/03,
  (FGIC Insured)........................      500,000      519,205
Dare County CP, Series A, 4.50%, 5/1/04,
  (MBIA Insured)........................    1,000,000    1,028,180
Durham County GO, 5.75%, 2/1/07,
  Callable 2/1/02 @ 102.................      880,000      941,530
Durham County Public Improvements,
  4.60%, 3/1/04.........................      500,000      517,160
Educational Facilities Finance Agency,
  Duke University Project, Series B,
  4.70%, 10/1/08, Callable 10/1/06 @
  102...................................      300,000      310,497
Fayetteville Public Works Commission
  Revenue, Series A, 5.25%, 3/1/08,
  Callable 3/1/05 @ 102, (AMBAC
  Insured)..............................    1,280,000    1,361,408
Gaston County Public Facilities Project
  CP, 4.75%, 12/1/05, (MBIA Insured)....    1,000,000    1,040,370
Gaston County UTGO, 5.70%, 3/1/05,
  Callable 3/1/04 @ 100.5, (MBIA
  Insured)..............................    1,000,000    1,077,461
Housing Finance Agency Revenue, 4.40%,
  9/1/03, AMT...........................      400,000      401,704
  NORTH CAROLINA MUNICIPAL OBLIGATIONS, CONTINUED:
                SECURITY                   PRINCIPAL     MARKET
              DESCRIPTION                   AMOUNT        VALUE
----------------------------------------  -----------  -----------
Housing Financial Agency, Series 4A,
  4.45%, 1/1/07, AMT....................  $   250,000  $   250,000
Housing Financial Agency, Series 4A,
  4.45%, 7/1/07, AMT....................      250,000      250,000
Housing Financial Agency, Series A1,
  Refunding, 4.65%, 1/1/04..............      500,000      502,805
Housing Financial Agency, Series A1,
  Refunding, 4.75%, 1/1/05..............      500,000      503,800
Iredell County, 4.75%, 2/1/12, Callable
  2/1/07 @ 102..........................    1,000,000    1,006,120
Iredell County Memorial Hospital
  Revenue, 5.10%, 10/1/11, Callable
  10/1/07 @ 101, (AMBAC Insured)........    1,000,000    1,037,630
Lee County GO, 5.00%, 4/1/06, (MBIA
  Insured)..............................    1,000,000    1,053,400
Mecklenburg County UTGO, Series B,
  4.80%, 3/1/06.........................    1,000,000    1,043,430
Moore Medical Care Community Hospital
  Revenue, 5.20%, 10/1/13, Callable
  10/1/03 @ 102.........................      300,000      303,822
New Hanover County Medical Center
  Project Revenue, 4.25%, 10/1/10,
  Callable 10/1/09 @ 101, (MBIA
  Insured)..............................      500,000      485,220
North Carolina Municipal Power Agency
  #1, Catawba Electric Revenue,
  Refunding, 5.25%, 1/1/09, (MBIA
  Insured)..............................    1,500,000    1,593,975
Onslow County UTGO, 5.60%, 3/1/05.......    1,000,000    1,081,680
Orange County UTGO, Refunding, 5.10%,
  6/1/03................................    1,050,000    1,104,632
Piedmont Triad Airport Authority
  Revenue, Refunding, 6.75%, 7/1/10,
  Callable 7/1/00 @ 102, Sinkable 7/1/06
  @100, (MBIA Insured)..................      500,000      527,020
Pitt County Memorial Hospital Revenue,
  5.38%, 12/1/10, Callable 12/1/05 @
  102...................................    1,000,000    1,080,460
Pitt County Public Facilities CP, Series
  A, 5.35%, 4/1/07, (MBIA Insured)......      625,000      670,581
Raleigh UTGO, Refunding, 6.40%,
  3/1/02................................    1,250,000    1,318,750
State Public School Buildings GO, 4.60%,
  4/1/11, Callable 4/1/09 @ 101.........      500,000      502,950
Union County Enterprise System Water
  Utility Improvement Revenue, 5.35%,
  6/1/09, Callable 6/1/06 @ 102, (MBIA
  Insured)..............................      500,000      536,595
Union County GO, Refunding, 4.80%,
  5/1/05, (MBIA Insured)................    1,000,000    1,042,050
University of North Carolina, Dining
  System RB, 5.30%, 5/15/12, Callable
  5/15/07 @ 102.........................      870,000      915,866
University of North Carolina, Utility
  System RB, Refunding, 5.00%, 8/1/09,
  Callable 8/1/02 @ 102.................    1,460,000    1,504,384
Wake County, 4.50%, 3/1/10, Callable
  3/1/06 @ 102..........................      500,000      502,745

                                   CONTINUED

CENTURA FUNDS, INC.                            SCHEDULE OF PORTFOLIO INVESTMENTS
NORTH CAROLINA TAX-FREE BOND FUND                                 APRIL 30, 1999

  NORTH CAROLINA MUNICIPAL OBLIGATIONS, CONTINUED:
                                           SHARES OR
                SECURITY                   PRINCIPAL     MARKET
              DESCRIPTION                   AMOUNT        VALUE
----------------------------------------  -----------  -----------
Wake Forest University Education
  Facility, 5.00%, 11/1/12, Callable
  11/1/07 @ 102, Sinkable 11/1/09 @
  100...................................  $   500,000  $   513,365
Wilkes County UTGO, Refunding, 5.20%,
  6/1/05, Callable 6/1/03 @ 101.........    1,275,000    1,342,703
Winston Salem CP, Series A, 5.30%,
  6/1/09, Callable 6/1/06 @ 102,
  Sinkable 6/1/08 @ 100.................    1,000,000    1,067,930
Winston Salem State University Revenue,
  Refunding, 4.75%, 1/1/10, Callable
  1/1/09 @ 101, (MBIA Insured)..........      500,000      505,605
Winston Salem State University Revenue,
  Refunding, 4.85%, 1/1/11, Callable
  1/1/09 @ 101, (MBIA Insured)..........      500,000      505,245
Winston Salem Water & Sewer System RB,
  6.30%, 6/1/06, Prerefunded 6/1/02 @
  102...................................    1,000,000    1,094,070
                                                       -----------
TOTAL NORTH CAROLINA MUNICIPAL OBLIGATIONS...........
                                                        44,381,893
                                                       -----------

  INVESTMENT COMPANIES (1.2%)
Institutional Liquid Assets Tax-Free
  Money Market Fund.....................      265,515      265,515
PNC Investment Money Market Fund........      265,515      265,515
                                                       -----------
TOTAL INVESTMENT COMPANIES...........................      531,030
                                                       -----------
TOTAL INVESTMENTS
  (Cost $43,074,800)(a) -- 99.9%.....................   44,912,923
Other assets in excess of liabilities -- 0.1%........       45,844
                                                       -----------
TOTAL NET ASSETS -- 100.0%...........................  $44,958,767
                                                       -----------
                                                       -----------

---------

Percentages indicated are based on net assets of $44,958,767.
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...         $  1,863,230
Unrealized depreciation...              (25,107)
                                   ------------
Net unrealized
  appreciation............         $  1,838,123
                                   ------------
                                   ------------

AMBAC -- American Municipal Bond Assurance Corp.

AMT -- Alternative Minimum Tax

CP -- Certificate of Participation

FGIC -- Financial Guaranty Insurance Corp.

FSA -- Financial Security Assurance

GO -- General Obligation

MBIA -- Municipal Bond Insurance Association

RB -- Revenue Bond

UTGO -- Unlimited Tax General Obligation

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
NORTH CAROLINA TAX-FREE BOND FUND

  STATEMENT OF ASSETS AND LIABILITIES

                                                                  APRIL 30, 1999

ASSETS:
Investments, at value (cost
  $43,074,800)..........................            $44,912,923
Cash....................................                 48,589
Interest and dividends receivable.......                661,960
Deferred organization costs.............                    255
Prepaid expenses and other assets.......                  5,166
                                                    -----------
  TOTAL ASSETS..........................             45,628,893
LIABILITIES:
Distributions payable...................  $144,426
Payable for investments purchased.......   500,000
Accrued expenses and other payables:
  Investment advisory fees..............     1,479
  Administration fees...................       641
  Distribution fees.....................     1,365
  Other.................................    22,215
                                          --------
  TOTAL LIABILITIES.....................                670,126
                                                    -----------
NET ASSETS:
Capital.................................             43,069,907
Undistributed net investment income.....                  3,737
Accumulated net realized gains from
  investment transactions...............                 47,000
Net unrealized appreciation from
  investments...........................              1,838,123
                                                    -----------
NET ASSETS..............................            $44,958,767
                                                    -----------
                                                    -----------
Class A
  Net Assets............................            $ 4,870,080
  Shares................................                465,852
  Redemption price per share............            $     10.45
                                                    -----------
                                                    -----------
  Maximum Sales Charge--Class A.........                   2.75%
  Maximum Offering Price
    (100%/(100% - Maximum Sales Charge)
    of net asset value adjusted to the
    nearest cent) per share.............            $     10.75
                                                    -----------
                                                    -----------
Class B
  Net Assets............................            $   570,129
  Shares................................                 54,520
  Offering price per share*.............            $     10.46
                                                    -----------
                                                    -----------
Class C
  Net Assets............................            $39,518,558
  Shares................................              3,780,244
  Offering and redemption price per
    share...............................            $     10.45
                                                    -----------
                                                    -----------

---------

  *  Redemption price of Class B shares varies based on length of time held.

  STATEMENT OF OPERATIONS

                                               FOR THE YEAR ENDED APRIL 30, 1999

INVESTMENT INCOME:
Interest income.........................            $2,059,729
Dividend income.........................                27,502
                                                    ----------
  TOTAL INCOME..........................             2,087,231
EXPENSES:
Investment advisory fees................  $155,132
Administration fees.....................    66,486
Distribution fees--Class A..............    24,752
Distribution fees--Class B..............     5,577
Custodian fees..........................    11,084
Fund accounting fees....................    36,694
Transfer agent fees.....................    21,784
Other...................................    46,188
                                          --------
  Total expenses before voluntary fee
    reductions..........................               367,697
  Expenses voluntarily reduced..........              (102,084)
                                                    ----------
  Net Expenses..........................               265,613
                                                    ----------
NET INVESTMENT INCOME...................             1,821,618
                                                    ----------
REALIZED/UNREALIZED GAINS FROM
  INVESTMENTS:
Net realized gains from investment
  transactions..........................               138,635
Net change in unrealized appreciation
  from investments......................               725,806
                                                    ----------
Net realized/unrealized gains from
  investments...........................               864,441
                                                    ----------
Change in net assets resulting from
  operations............................            $2,686,059
                                                    ----------
                                                    ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
NORTH CAROLINA TAX-FREE BOND FUND
  STATEMENTS OF CHANGES IN NET ASSETS

                                            FOR THE      FOR THE
                                          YEAR ENDED   YEAR ENDED
                                           APRIL 30,    APRIL 30,
                                             1999         1998
                                          -----------  -----------
FROM INVESTMENT ACTIVITIES:
Operations:
  Net investment income.................  $ 1,821,618  $ 1,768,128
  Net realized gains from investment
    transactions........................      138,635      235,790
  Net change in unrealized appreciation
    from investments....................      725,806      903,842
                                          -----------  -----------
Change in net assets resulting from
  operations............................    2,686,059    2,907,760
                                          -----------  -----------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS
  From net investment income............     (192,663)    (181,765)
  From net realized gains from
    investment transactions.............      (23,290)          --
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
  From net investment income............      (18,881)     (15,117)
  From net realized gains from
    investment transactions.............       (2,692)          --
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
  From net investment income............   (1,610,074)  (1,571,246)
  From net realized gains from
    investment transactions.............     (176,469)          --
                                          -----------  -----------
Change in net assets from shareholder
  distributions.........................   (2,024,069)  (1,768,128)
                                          -----------  -----------
Change in net assets from capital
  transactions..........................    1,665,646    5,080,448
                                          -----------  -----------
Change in net assets....................    2,327,636    6,220,080
NET ASSETS:
  Beginning of period...................   42,631,131   36,411,051
                                          -----------  -----------
  End of period.........................  $44,958,767  $42,631,131
                                          -----------  -----------
                                          -----------  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
NORTH CAROLINA TAX-FREE BOND FUND
  FINANCIAL HIGHLIGHTS, CLASS A

                             FOR THE       FOR THE       FOR THE       FOR THE        FOR THE
                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    PERIOD ENDED
                            APRIL 30,     APRIL 30,     APRIL 30,     APRIL 30,      APRIL 30,
                              1999          1998          1997          1996         1995 (a)
                           -----------   -----------   -----------   -----------   -------------
Net Asset Value,
  Beginning of Period....     $10.30        $ 9.98        $10.04        $ 9.98         $10.00
                           -----------   -----------   -----------   -----------   -------------
Investment Activities
  Net investment
    income...............       0.41          0.43          0.43          0.42           0.39
  Net realized and
    unrealized gains
    (losses) from
    investments..........       0.20          0.32          0.03          0.13          (0.02)
                           -----------   -----------   -----------   -----------   -------------
  Total from Investment
    Activities...........       0.61          0.75          0.46          0.55           0.37
                           -----------   -----------   -----------   -----------   -------------
Distributions
  Net investment
    income...............      (0.41)        (0.43)        (0.43)        (0.42)         (0.39)
  Net realized gains.....      (0.05)           --         (0.09)        (0.07)            --
                           -----------   -----------   -----------   -----------   -------------
  Total Distributions....      (0.46)        (0.43)        (0.52)        (0.49)         (0.39)
                           -----------   -----------   -----------   -----------   -------------
Net Asset Value, End of
  Period.................     $10.45        $10.30        $ 9.98        $10.04         $ 9.98
                           -----------   -----------   -----------   -----------   -------------
                           -----------   -----------   -----------   -----------   -------------
TOTAL RETURN (EXCLUDES
  SALES CHARGE)..........       5.96%         7.61%         4.71%         5.50%          3.77%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of
  period (000)...........     $4,870        $4,664        $3,823        $3,927         $  429
Ratio of expenses to
  average net assets.....       0.82%         0.69%         0.69%         0.68%          0.42%(b)
Ratio of net investment
  income to average net
  assets.................       3.89%         4.19%         4.31%         3.98%          4.46%(b)
Ratio of expenses to
  average net assets*....       1.26%         1.29%         1.30%         1.04%          0.92%(b)
Portfolio turnover
  rate**.................         11%           29%           34%           80%           121%

  * DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
 ** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED.
(a) FOR THE PERIOD FROM JUNE 1, 1994 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1995.
(b)  ANNUALIZED.
(c)  NOT ANNUALIZED.

  FINANCIAL HIGHLIGHTS, CLASS B

                             FOR THE       FOR THE       FOR THE       FOR THE        FOR THE
                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    PERIOD ENDED
                            APRIL 30,     APRIL 30,     APRIL 30,     APRIL 30,      APRIL 30,
                              1999          1998          1997          1996         1995 (a)
                           -----------   -----------   -----------   -----------   -------------
Net Asset Value,
  Beginning of Period....     $10.30        $ 9.98        $10.04        $ 9.98         $10.00
                           -----------   -----------   -----------   -----------   -------------
Investment Activities
  Net investment
    income...............       0.36          0.38          0.37          0.34           0.32
  Net realized and
    unrealized gains
    (losses) from
    investments..........       0.21          0.32          0.03          0.13          (0.02)
                           -----------   -----------   -----------   -----------   -------------
  Total from Investment
    Activities...........       0.57          0.70          0.40          0.47           0.30
                           -----------   -----------   -----------   -----------   -------------
Distributions
  Net investment
    income...............      (0.36)        (0.38)        (0.37)        (0.34)         (0.32)
  Net realized gains.....      (0.05)           --         (0.09)        (0.07)            --
                           -----------   -----------   -----------   -----------   -------------
  Total Distributions....      (0.41)        (0.38)        (0.46)        (0.41)         (0.32)
                           -----------   -----------   -----------   -----------   -------------
Net Asset Value, End of
  Period.................     $10.46        $10.30        $ 9.98        $10.04         $ 9.98
                           -----------   -----------   -----------   -----------   -------------
                           -----------   -----------   -----------   -----------   -------------
TOTAL RETURN (EXCLUDES
  REDEMPTION CHARGE).....       5.53%         7.09%         4.11%         4.72%          3.09%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of
  period (000)...........     $  570        $  511        $  430        $  393         $  275
Ratio of expenses to
  average net assets.....       1.32%         1.18%         1.27%         1.44%          0.99%(b)
Ratio of net investment
  income to average net
  assets.................       3.38%         3.70%         3.73%         3.30%          3.89%(b)
Ratio of expenses to
  average net assets*....       1.76%         1.78%         1.88%         1.80%          1.49%(b)
Portfolio turnover
  rate**.................         11%           29%           34%           80%           121%

  * DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
 ** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED.
(a) FOR THE PERIOD FROM JUNE 1, 1994 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1995.
(b)  ANNUALIZED.
(c)  NOT ANNUALIZED.

                                   CONTINUED

CENTURA FUNDS, INC.
NORTH CAROLINA TAX-FREE BOND FUND

  FINANCIAL HIGHLIGHTS, CLASS C

                             FOR THE       FOR THE       FOR THE       FOR THE        FOR THE
                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    PERIOD ENDED
                            APRIL 30,     APRIL 30,     APRIL 30,     APRIL 30,      APRIL 30,
                              1999          1998          1997          1996         1995 (a)
                           -----------   -----------   -----------   -----------   -------------
Net Asset Value,
  Beginning of Period....    $ 10.30       $  9.98       $ 10.04       $  9.98        $ 10.00
                           -----------   -----------   -----------   -----------   -------------
Investment Activities
  Net investment
    income...............       0.43          0.46          0.46          0.44           0.41
  Net realized and
    unrealized gains
    (losses) from
    investments..........       0.20          0.32          0.03          0.13          (0.02)
                           -----------   -----------   -----------   -----------   -------------
  Total from Investment
    Activities...........       0.63          0.78          0.49          0.57           0.39
                           -----------   -----------   -----------   -----------   -------------
Distributions
  Net investment
    income...............      (0.43)        (0.46)        (0.46)        (0.44)         (0.41)
  Net realized gains.....      (0.05)           --         (0.09)        (0.07)            --
                           -----------   -----------   -----------   -----------   -------------
  Total Distributions....      (0.48)        (0.46)        (0.55)        (0.51)         (0.41)
                           -----------   -----------   -----------   -----------   -------------
Net Asset Value, End of
  Period.................    $ 10.45       $ 10.30       $  9.98       $ 10.04        $  9.98
                           -----------   -----------   -----------   -----------   -------------
                           -----------   -----------   -----------   -----------   -------------
TOTAL RETURN.............       6.22%         7.89%         4.97%         5.78%          4.08%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of
  period (000)...........    $39,519       $37,456       $32,159       $37,009        $34,885
Ratio of expenses to
  average net assets.....       0.56%         0.44%         0.44%         0.44%          0.41%(b)
Ratio of net investment
  income to average net
  assets.................       4.15%         4.44%         4.56%         4.32%          4.64%(b)
Ratio of expenses to
  average net assets*....       0.76%         0.79%         0.80%         0.80%          0.91%(b)
Portfolio turnover
  rate**.................         11%           29%           34%           80%           121%

  * DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIO WOULD HAVE BEEN AS INDICATED.
 ** PORTFOLIO TURNOVER IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED.
(a) FOR THE PERIOD FROM JUNE 1, 1994 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1995.
(b)  ANNUALIZED.
(c)  NOT ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.                            SCHEDULE OF PORTFOLIO INVESTMENTS
MONEY MARKET FUND                                                 APRIL 30, 1999

  COMMERCIAL PAPER (65.0%)

                                           PRINCIPAL     AMORTIZED
                                            AMOUNT          COST
                                          -----------  --------------
AUTOMOBILES & TRUCKS (4.7%)
Chrysler Corp., 4.80%, 5/5/99...........  $ 3,000,000  $    2,998,400
                                                       --------------
BANKING & FINANCIAL SERVICES (33.2%)
American Express Corp., 5.00%, 6/3/99...    2,500,000       2,488,930
Associates Corp., 4.82%, 5/18/99........    1,000,000         997,729
Associates Corp., 4.90%, 8/18/99........    2,000,000       1,971,054
BancAmerica Corp., 4.82%, 5/6/99........    2,000,000       1,998,661
Ford Motor Credit Co., 4.84%, 7/12/99...    1,000,000         990,420
Ford Motor Credit Co., 4.95%,
  10/27/99..............................    2,000,000       1,952,466
General Electric Capital Corp., 4.96%,
  5/17/99...............................    2,000,000       1,995,600
General Electric Capital Corp., 5.06%,
  11/22/99..............................    1,000,000         972,268
General Motors Acceptance Corp., 4.82%,
  7/20/99...............................    2,000,000       1,978,800
General Motors Acceptance Corp., 4.84%,
  7/26/99...............................    1,000,000         988,581
Merrill Lynch & Co., Inc., 4.91%,
  5/21/99...............................    2,000,000       1,994,556
Smith Barney Holding Co., 4.85%,
  5/20/99...............................    2,000,000       1,994,891
Smith Barney Holding Co., 4.95%,
  6/7/99................................    1,000,000         995,077
                                                       --------------
                                                           21,319,033
                                                       --------------
COMPUTER INDUSTRY (3.1%)
IBM Corp., 4.81%, 5/18/99...............    2,000,000       1,995,467
                                                       --------------
ENERGY (14.0%)
Chevron Corp., 4.77%, 5/5/99............    1,000,000         999,470
Chevron Corp., 4.80%, 6/1/99............    2,000,000       1,991,768
Duke Energy Corp., 4.79%, 5/10/99.......    3,000,000       2,996,415
Texaco, Inc., 4.79%, 5/19/99............    3,000,000       2,992,830
                                                       --------------
                                                            8,980,483
                                                       --------------
ENTERTAINMENT (3.8%)
The Walt Disney Co., 4.93%, 9/24/99.....    2,500,000       2,451,333
                                                       --------------
FOOD AND BEVERAGES (3.1%)
H.J. Heinz Co., 4.94%, 6/4/99...........    2,000,000       1,990,990
                                                       --------------
OFFICE EQUIPMENT & SERVICES (3.1%)
Xerox Corp., 4.92%, 6/24/99.............    2,000,000       1,985,630
                                                       --------------
TOTAL COMMERCIAL PAPER...............................      41,721,336
                                                       --------------
  U.S. GOVERNMENT AGENCY MORTGAGES (17.5%)
FEDERAL HOME LOAN BANK (10.9%)
5.54%, 7/15/99..........................    2,000,000       2,002,370
5.60%, 7/30/99..........................    2,000,000       2,003,837
6.03%, 10/1/99..........................    3,000,000       3,014,217
                                                       --------------
                                                            7,020,424
                                                       --------------
  U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
                                           SHARES OR
                                           PRINCIPAL     AMORTIZED
                                            AMOUNT          COST
                                          -----------  --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (6.6%)
5.87%, 8/2/99 MTN.......................  $ 1,000,000  $    1,002,157
4.52%, 10/28/99.........................    2,000,000       1,956,300
6.18%, 1/31/00..........................    1,250,000       1,260,343
                                                       --------------
                                                            4,218,800
                                                       --------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGES...............
                                                           11,239,224
                                                       --------------
  REPURCHASE AGREEMENTS (14.0%)
Lehman Brothers, 4.80%, 5/3/99
  (Purchased on 4/30/99, proceeds at
  maturity $9,003,600; Collateralized by
  $9,135,000 FHLB, 5.83%, 9/22/03,
  market value $9,180,000)..............    9,000,000       9,000,000
                                                       --------------
TOTAL REPURCHASE AGREEMENTS..........................       9,000,000
                                                       --------------
  INVESTMENT COMPANIES (3.5%)
Goldman Sachs Financial Square Prime
  Money Market Fund.....................    1,097,360       1,097,360
Provident Institutional Temporary
  Investment Fund.......................    1,167,176       1,167,176
                                                       --------------
TOTAL INVESTMENT COMPANIES...........................       2,264,536
                                                       --------------
TOTAL INVESTMENTS
  (Amortized Cost $64,225,096)(a)(100.0%)............      64,225,096
Liabilities in excess of other assets (0.0%).........         (13,514)
                                                       --------------
TOTAL NET ASSETS (100.0%)............................  $   64,211,582
                                                       --------------
                                                       --------------

---------

(a) Cost for federal income tax and financial reporting purposes are the same. FHLB -- Federal Home Loan Bank
MTN -- Medium Term Notes

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
MONEY MARKET FUND

  STATEMENT OF ASSETS AND LIABILITIES

                                                                  APRIL 30, 1999

ASSETS:
Investments, at value (cost
  $55,225,096)..........................            $55,225,096
Repurchase agreements, at value ( cost
  $9,000,000)...........................              9,000,000
Cash....................................                    434
Interest and dividends receivable.......                237,358
Deferred organization costs.............                 25,681
Prepaid expenses and other assets.......                  6,227
                                                    -----------
  TOTAL ASSETS..........................             64,494,796
LIABILITIES:
Distributions payable...................  $243,804
Accrued expenses and other payables:
  Investment advisory fees..............       144
  Administration fees...................       216
  Distribution fees.....................        20
  Other.................................    39,030
                                          --------
  TOTAL LIABILITIES.....................                283,214
                                                    -----------
NET ASSETS:
Capital.................................             64,211,582
                                                    -----------
Net Assets..............................            $64,211,582
                                                    -----------
                                                    -----------
Class A
  Net Assets............................            $    27,138
  Shares................................                 27,138
  Offering and redemption price per
    share...............................            $      1.00
                                                    -----------
                                                    -----------
Class C
  Net Assets............................            $64,184,444
  Shares................................             64,184,444
  Offering and redemption price per
    share...............................            $      1.00
                                                    -----------
                                                    -----------

---------

(a) For the period from June 1, 1998 (commencement of operations) to April 30, 1999.

  STATEMENT OF OPERATIONS

                                         FOR THE PERIOD ENDED APRIL 30, 1999 (a)

INVESTMENT INCOME:
Interest income.........................            $2,597,307
Dividend income.........................               102,017
                                                    ----------
  TOTAL INCOME..........................             2,699,324
EXPENSES:
Investment advisory fees................  $155,707
Administration fees.....................    77,853
Distribution fees--Class A..............        74
Custodian fees..........................    12,975
Fund accounting fees....................    28,614
Transfer agent fees.....................    20,728
Other...................................    79,019
                                          --------
  Total expenses before voluntary fee
    reductions or reimbursements........               374,970
  Expenses voluntarily reduced or
    reimbursed..........................              (268,913)
                                                    ----------
  Net Expenses..........................               106,057
                                                    ----------
NET INVESTMENT INCOME...................             2,593,267
                                                    ----------
Change in net assets resulting from
  operations............................            $2,593,267
                                                    ----------
                                                    ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
MONEY MARKET FUND
  STATEMENTS OF CHANGES IN NET ASSETS

                                                       FOR THE
                                                    PERIOD ENDED
                                                      APRIL 30,
                                                      1999 (a)
                                                    -------------
FROM INVESTMENT ACTIVITIES:
Operations:
  Net investment income...........................   $  2,593,267
                                                    -------------
Change in net assets resulting from operations....      2,593,267
                                                    -------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income......................           (616)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
  From net investment income......................     (2,592,651)
                                                    -------------
Change in net assets from shareholder
  distributions...................................     (2,593,267)
                                                    -------------
Change in net assets from capital transactions....     64,211,582
                                                    -------------
Change in net assets..............................     64,211,582
NET ASSETS:
  Beginning of period.............................             --
                                                    -------------
  End of period...................................   $ 64,211,582
                                                    -------------
                                                    -------------

---------

(a) For the period from June 1, 1998 (commencement of operations) to April 30, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
MONEY MARKET FUND
  FINANCIAL HIGHLIGHTS, CLASS A

                                                       FOR THE
                                                    PERIOD ENDED
                                                      APRIL 30,
                                                      1999 (a)
                                                    -------------
Net Asset Value, Beginning of Period..............     $     1.00
                                                    -------------
Investment Activities
  Net investment income...........................          0.038
                                                    -------------
  Total from Investment Activities................          0.038
                                                    -------------
Distributions
  Net investment income...........................         (0.038)
                                                    -------------
  Total Distributions.............................         (0.038)
                                                    -------------
Net Asset Value, End of Period....................     $     1.00
                                                    -------------
                                                    -------------
TOTAL RETURN......................................           3.91%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000).................     $       27
Ratio of expenses to average net assets...........           0.92%(b)
Ratio of net investment income to average net
  assets..........................................           4.15%(b)
Ratio of expenses to average net assets*..........           1.46%(b)

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.
(a) For the period from June 1, 1998 (commencement of operations) to April 30, 1999.
(b)  Annualized.
(c)  Not annualized.

  FINANCIAL HIGHLIGHTS, CLASS C

                                                       FOR THE
                                                    PERIOD ENDED
                                                      APRIL 30,
                                                      1999 (a)
                                                    -------------
Net Asset Value, Beginning of Period..............     $     1.00
                                                    -------------
Investment Activities
  Net investment income...........................          0.046
                                                    -------------
  Total from Investment Activities................          0.046
                                                    -------------
Distributions
  Net investment income...........................         (0.046)
                                                    -------------
  Total Distributions.............................         (0.046)
                                                    -------------
Net Asset Value, End of Period....................     $     1.00
                                                    -------------
                                                    -------------
TOTAL RETURN......................................           4.70%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000).................     $   64,184
Ratio of expenses to average net assets...........           0.20%(b)
Ratio of net investment income to average net
  assets..........................................           5.00%(b)
Ratio of expenses to average net assets*..........           0.72%(b)

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.
(a) For the period from June 1, 1998 (commencement of operations) to April 30, 1999.
(b)  Annualized.
(c)  Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

CENTURA FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 1999
 1. ORGANIZATION

    Centura Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company was organized as a Maryland corporation on March 1, 1994. At April 30, 1999 the Company consisted of six separate investment portfolios: Centura Large Cap Equity Fund (formerly Centura Equity Income
    Fund), Centura Mid Cap Equity Fund (formerly Centura Equity Growth Fund), Centura Small Cap Equity Fund (formerly Centura Southeast Equity Fund), Centura Government Income Fund (formerly Centura Federal Securities Income
    Fund), Centura North Carolina Tax-Free Bond Fund and Centura Money Market Fund which commenced operations on June 1, 1998 (individually, the "Fund", and collectively, the "Funds").

   The Funds' investment objectives are as follows:

   LARGE CAP EQUITY FUND -- Long-term capital appreciation. The Fund normally invests at least 65% of its total assets in equity securities of large U.S. companies each having $1 billion or more in market capitalization at the time of purchase by the Funds. Investments include common stocks, convertible preferred stocks and convertible bonds, notes and debentures.

   MID CAP EQUITY FUND -- Long-term capital appreciation. The Fund normally invests at least 65% of its total assets in equity securities of mid-sized companies that fall within the range of companies in the S&P Mid Cap 400 Index at the time of purchase by the Fund. The Fund invests primarily in a diversified portfolio of publicly traded common and preferred stocks and securities convertible into or exchangeable for common stock.

   SMALL CAP EQUITY FUND -- Long-term capital appreciation. The Fund normally invests at least 65% of its total assets in the equity securities of small companies. Small companies are defined as those with market capitalizations that fall within the range of the companies in the S&P SmallCap 600 Index at the time of purchase by the Fund.

   GOVERNMENT INCOME FUND -- Relatively high current income consistent with relative stability of principal and safety. The Fund normally invests at least 65% of its total assets in U.S. Government obligations (those that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities). In general, its investments will have maximum maturities of ten years.

   NORTH CAROLINA TAX-FREE BOND FUND -- High current income that is free from both federal income tax and North Carolina personal income tax, together with relative safety of principal. The Fund invests primarily in obligations issued by the State of North Carolina, its political subdivisions, and their agencies and instrumentalities, the income from which, in the opinion of the issuer's bond counsel, is exempt from regular federal and North Carolina personal income taxes.

   MONEY MARKET FUND -- As high a level of current income as is consistent with preservation of capital and liquidity. The Fund invests in a broad range of high quality, short-term, money market instruments that have remaining maturities not exceeding 397 days. The Fund is required to maintain a dollar-weighted average portfolio maturity no greater than 90 days.

   The Funds, except the Money Market Fund, offer three classes of shares known as Class A, Class B and Class C shares. The Money Market Fund offers only Class A and Class C Shares. Class A shares are offered with a maximum front-end sales charge of 4.50% for the Large Cap Equity Fund, Mid Cap Equity Fund, and Small Cap Equity Fund; 2.75% for the Government Income Fund and North Carolina Tax-Free Bond Fund. Class B shares are offered at net asset value but are subject to a contingent deferred sales charge ("CDSC") consistent with Funds' prospectus. In addition, Class A and Class B shares pay ongoing distribution fees. Class B shares will convert automatically to Class A shares on the first business day of the month following the seventh anniversary of their purchase date. Class C shares are offered to accounts managed by the Advisor's Trust Department and to non-profit institutions who invest at least $100,000, and there is no sales charge or CDSC imposed on this class.

 2. SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

                                   CONTINUED

CENTURA FUNDS, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 APRIL 30, 1999

   SECURITY VALUATION:

    Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quotations are taken from the exchange where the security is primarily traded. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Directors. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Directors. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost. The Money Market Fund reflects its securities at amortized cost, which approximates market value.

   INVESTMENT TRANSACTIONS:

    Transactions are recorded on the trade date. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income, including the amortization of discount or premium, when applicable, is recorded as accrued. Dividends are recorded on the ex-dividend date.

   FEDERAL INCOME TAXES:

    Each Fund's policy is to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute all taxable and tax-exempt income for their fiscal year. The Funds also intend to meet the distribution requirements to avoid the payment of an excise tax.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    The Large Cap Equity Fund, Mid Cap Equity Fund, and Small Cap Equity Fund declare and pay dividends of substantially all of its net investment income monthly. The Government Income Fund, North Carolina Tax-Free Bond Fund and Money Market Fund declare dividends of substantially all of their net investment income daily and pay those dividends monthly. Each Fund will distribute, at least annually, substantially all net capital gains, if any, earned by such Fund. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

   As of April 30, 1999, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to capital:

                                             ACCUMULATED          ACCUMULATED NET
                                          UNDISTRIBUTED NET    REALIZED GAIN/(LOSS)
                                          INVESTMENT INCOME       ON INVESTMENTS
                                          ------------------   ---------------------
Mid Cap Equity Fund.....................       $ 30,511             $(6,655,948)
Small Cap Equity Fund...................        128,925                (103,835)

   ORGANIZATION EXPENSES:

    Costs incurred in connection with the organization and initial registration of the Company, which have been allocated among the Funds, have been deferred and are being amortized over a five year period, beginning with each Fund's commencement of operations.

   DETERMINATION OF NET ASSET VALUE AND ALLOCATION OF EXPENSES:

    Expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each Fund within the Company in relation to the net assets of each Fund or on another reasonable basis. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Class specific expenses, as determined under applicable law and regulatory policy, are borne by the class incurring the expense.

                                   CONTINUED

CENTURA FUNDS, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 APRIL 30, 1999

   FINANCIAL INSTRUMENTS

    The Funds may purchase and write (sell) put and call options on securities, currencies and indices of securities (collectively, an "underlying asset"). These transactions are to hedge against changes in interest rates, security prices, currency fluctuations and other market developments, or for purposes of earning additional income (i.e. speculation).

   The risk associated with purchasing an option is that the Fund pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

   In writing an option, the Funds contract with a specified counterparty to purchase (written put option) or sell (written call option) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Funds bear the market risk of an unfavorable change in the price of an underlying asset, and may be required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current market value. Written options involve financial risk which may exceed amounts reflected in the accompanying financial statements.

   The table below reflects the Government Income Fund's activity in written options, all of which were for purposes of earning additional income, during the fiscal year. The Notional Amount column represents the notional amount of underlying assets subject to such written options. The Premiums column represents the premiums paid from the option counterparties to the Fund in connection with entering into the written options. No other Funds engaged in written option contracts during the year ended April 30, 1999.

   OPTION ACTIVITIES FOR THE YEAR ENDED APRIL 30, 1999:

                                     PUT OPTIONS             CALL OPTIONS
                                ----------------------  ----------------------
                                 NOTIONAL                NOTIONAL
                                  AMOUNT     PREMIUMS     AMOUNT     PREMIUMS
                                -----------  ---------  -----------  ---------
Balance at beginning of
  year........................   10,000,000  $ 41,797            --  $     --
Options written...............   80,000,000   364,453    40,000,000   127,734
Options expired...............  (55,000,000) (221,875 )          --        --
Options exercised.............  (25,000,000) (145,313 ) (35,000,000) (111,328 )
Options terminated............   (5,000,000)  (19,140 )  (5,000,000)  (16,406 )
                                -----------  ---------  -----------  ---------
Options outstanding at end of
  period......................    5,000,000  $ 19,922            --  $     --
                                -----------  ---------  -----------  ---------
                                -----------  ---------  -----------  ---------

 3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    Centura Bank ("Advisor") serves as the Company's investment Advisor. Pursuant to the Advisory Contracts, the Advisor manages the investments of the Funds and continuously reviews, supervises and administers the Funds' investments. The Advisor is responsible for placing orders for the purchase and sale of investment securities directly with brokers and dealers selected at its discretion.

   BISYS Fund Services, Inc. ("BISYS") serves as the Funds' administrator ("the Administrator"), transfer agent, and fund accounting agent. Services provided under the Administrative Services Contracts include providing day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records and the preparation of reports. Services provided under the Transfer Agency Agreements include providing personnel and facilities to perform shareholder servicing and transfer agency related services. The terms of the Administrative Services Contracts and Fund Accounting Contracts provide for annual fees based on a percentage of average daily net assets. The Transfer Agency Agreement provides for a per account fee in connection with shareholder servicing. The Fund Accounting Agreement and Transfer Agency Agreement further provide that out-of-pocket expenses are reimbursed.

   Centura Funds Distributor, Inc. ("the Distributor") acts as the Funds' Distributor. The Distributor is an affiliate of the Funds' Administrator and was formed specifically to distribute the Funds.

                                   CONTINUED

CENTURA FUNDS, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 APRIL 30, 1999

   Each of the Funds has adopted a Master Distribution Plan (the "Plan") with respect to its Class A and Class B shares. The Plans provide that each class of shares will pay the Distributor a fee calculated as a percentage of the value of average daily net assets of that class as reimbursement for its costs incurred in financing certain distribution and shareholder service activities related to that class.

   The Class A Plan provides for payments by each Fund to the Distributor at an annual rate not to exceed 0.50% of the Fund's average net assets attributable to its Class A shares. Such fees may include a Service Fee totaling up to 0.25% of the average annual net assets attributable to a Fund's Class A shares. Service Fees are paid to securities dealers and other financial institutions for maintaining shareholder accounts and providing related services to shareholders. During the current fiscal year the Distributor has undertaken to limit 12b-1 fees for Class A Shares to 0.40% for Money Market Fund, 0.25% for each other Fund.

   The Class B Plan provides for payments by the Fund to the Distributor at an annual rate not to exceed 1.00% of the Fund's average net assets attributable to its Class B shares. Such fees may include a Service Fee totaling up to 0.25% of the average annual net assets attributable to a Fund's Class B shares. During the current fiscal year, the Distributor has undertaken to limit 12b-1 fees for class B shares to 0.75% for Government Income Fund and North Carolina Tax-Free Bond Fund.

   Centura Bank acts as custodian for the Funds. For furnishing custodial services, Centura Bank is paid a monthly fee with respect to the Funds at an annual rate based on 0.025% of average daily net assets plus certain transactions and out-of-pocket expenses. For the year ended April 30, 1999, fees waived or reimbursed by the Advisor, Administrator and Distributor are listed below:

                                INVESTMENT ADVISORY FEES
                           -----------------------------------                       12b-1 FEES VOLUNTARILY
                           ANNUAL FEES AS
                           A PERCENTAGE OF                        ADMINISTRATION             REDUCED           OTHER EXPENSES
                            AVERAGE DAILY    FEES VOLUNTARILY    FEES VOLUNTARILY    -----------------------     VOLUNTARILY
                             NET ASSETS           REDUCED             REDUCED          CLASS A      CLASS B      REIMBURSED
                           ---------------   -----------------   -----------------   ------------   --------   ---------------
Large Cap Equity Fund....        0.70%            $ 75,833            $12,697        $      4,317    $   --        $    --
Mid Cap Equity Fund......        0.70%                  --                 --              33,610        --             --
Small Cap Equity Fund....        0.70%                  --                 --               7,882        --             --
Federal Securities Income
  Fund...................        0.30%                  --                 --               1,334       409             --
North Carolina Tax-Free
  Bond Fund..............        0.35%              62,334             25,980              12,376     1,394             --
Money Market Fund(a).....        0.30%             145,325             70,228                  15        --         53,345

   In addition, the Distributor also retains a portion of the front-end sales charge. The following is a summary of dealer commissions paid to the Distributor and Centura Bank for Class A shares:

                                          DISTRIBUTOR    CENTURA BANK
                                          ------------   -------------
Large Cap Equity Fund...................     $2,598         $ 4,956
Mid Cap Equity Fund.....................        425          15,161
Small Cap Equity Fund...................      1,265           9,393
Government Income Fund..................         10             148
North Carolina Tax-Free Bond Fund.......         --             176

   The Distributor also receives the proceeds of any CDSC imposed on redemptions of Class B Shares. The following is a summary of the dealer commissions paid to the distributor and Centura Bank for Class B Shares:

                                          DISTRIBUTOR    CENTURA BANK
                                          ------------   -------------
Large Cap Equity Fund...................      $184          $11,753
Mid Cap Equity Fund.....................       240           28,009
Small Cap Equity Fund...................       600           11,579
Government Income Fund..................        --              208
North Carolina Tax-Free Bond Fund.......        --                1

---------

 (a) For the period from June 1, 1998 (commencement of operations) to April 30, 1999.

                                   CONTINUED

CENTURA FUNDS, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 APRIL 30, 1999

 4. CONCENTRATION OF CREDIT RISK

    The North Carolina Tax-Free Bond Fund invests substantially all of its assets in a non-diversified portfolio of tax-exempt debt obligations issued by the State of North Carolina and its authorities and agencies. The issuers' abilities to meet their obligations may be affected by economic or political developments in the state of North Carolina.

   The North Carolina Tax-Free Bond Fund had the following concentrations by sector at April 30, 1999 (as a percentage of total investments):

General Obligation................................    42.0%
Medical...........................................    15.7%
Education.........................................    11.5%
Facilities........................................     9.1%
Housing...........................................     8.8%
Others............................................     4.9%
Utilities.........................................     4.6%
Airport...........................................     2.2%
Cash and Cash Equivalents.........................     1.2%
                                                    ------
                                                     100.0%
                                                    ------
                                                    ------

 5. SECURITIES TRANSACTIONS

    The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended April 30, 1999, were as follows:

                                           PURCHASES       SALES
                                          ------------  ------------
Large Cap Equity Fund...................  $147,485,009  $101,548,916
Mid Cap Equity Fund.....................   255,372,341   305,448,486
Small Cap Equity Fund...................    46,565,349    45,828,307
Government Income Fund..................   129,524,134   143,407,651
North Carolina Tax-Free Bond Fund.......     6,308,023     4,798,521

                                   CONTINUED

CENTURA FUNDS, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 APRIL 30, 1999

 6. CAPITAL SHARE TRANSACTIONS

    The Company is authorized to issue 1.05 billion shares of capital stock with a par value of $.001. Transactions in shares of the Funds are summarized below:

                                     LARGE CAP EQUITY            MID CAP EQUITY             SMALL CAP EQUITY
                                           FUND                       FUND                        FUND
                                --------------------------  -------------------------  --------------------------
                                  FOR THE       FOR THE       FOR THE       FOR THE      FOR THE       FOR THE
                                 YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED
                                 APRIL 30,     APRIL 30,     APRIL 30,     APRIL 30,    APRIL 30,     APRIL 30,
                                    1999          1998          1999         1998         1999        1998 (a)
                                ------------  ------------  ------------  -----------  -----------  -------------
CAPITAL TRANSACTIONS:
CLASS A
  Proceeds from shares
    issued....................  $    816,895  $  1,056,102  $  1,806,499  $ 3,163,397  $ 1,244,625   $  2,565,282
  Dividends reinvested........       142,313       101,011     1,660,521    2,526,452      264,282        106,607
  Cost of shares redeemed.....      (309,940)      (91,029)   (2,762,882)  (1,043,262)    (932,624)       (88,016)
                                ------------  ------------  ------------  -----------  -----------  -------------
  Class A capital
    transactions..............  $    649,268  $  1,066,084  $    704,138  $ 4,646,587  $   576,283   $  2,583,873
                                ------------  ------------  ------------  -----------  -----------  -------------
CLASS B
  Proceeds from shares
    issued....................  $  1,605,066  $  1,553,426  $  2,780,308  $ 5,645,351  $ 1,435,855   $  4,157,063
  Dividends reinvested........       229,546       142,262     2,276,470    3,082,774      427,617        161,960
  Cost of shares redeemed.....      (201,825)      (53,441)   (3,103,277)  (1,107,231)    (842,111)       (59,035)
                                ------------  ------------  ------------  -----------  -----------  -------------
  Class B capital
    transactions..............  $  1,632,787  $  1,642,247  $  1,953,501  $ 7,620,894  $ 1,021,361   $  4,259,988
                                ------------  ------------  ------------  -----------  -----------  -------------
CLASS C
  Proceeds from shares
    issued....................  $ 72,619,940  $ 12,594,171  $ 28,727,345  $27,803,088  $10,883,038   $ 25,455,780
  Dividends reinvested........     7,460,161     6,397,356    18,969,157   37,998,422    2,388,916      1,604,687
  Cost of shares redeemed.....   (18,400,519)  (15,185,729)  (78,648,661) (46,852,385)  (9,950,538)    (4,417,805)
                                ------------  ------------  ------------  -----------  -----------  -------------
  Class C capital
    transactions..............  $ 61,679,582  $  3,805,798  $(30,952,159) $18,949,125  $ 3,321,416   $ 22,642,662
                                ------------  ------------  ------------  -----------  -----------  -------------
Total net increase (decrease)
  from capital transactions...  $ 63,961,637  $  6,514,129  $(28,294,520) $31,216,606  $ 4,919,060   $ 29,486,523
                                ------------  ------------  ------------  -----------  -----------  -------------
                                ------------  ------------  ------------  -----------  -----------  -------------
SHARE TRANSACTIONS:
CLASS A
  Issued......................        64,084        86,108       119,307      192,395       93,816        198,109
  Reinvested..................        11,887         8,728       119,209      179,802       21,841          8,398
  Redeemed....................       (25,140)       (7,551)     (186,812)     (63,367)     (75,628)        (6,405)
                                ------------  ------------  ------------  -----------  -----------  -------------
  Change in Class A Shares....        50,831        87,285        51,704      308,830       40,029        200,102
                                ------------  ------------  ------------  -----------  -----------  -------------
CLASS B
  Issued......................       125,170       126,611       187,852      351,351      111,125        323,090
  Reinvested..................        19,271        12,376       167,222      222,891       35,754         12,804
  Redeemed....................       (16,271)       (4,320)     (215,399)     (68,477)     (69,687)        (4,413)
                                ------------  ------------  ------------  -----------  -----------  -------------
  Change in Class B Shares....       128,170       134,667       139,675      505,765       77,192        331,481
                                ------------  ------------  ------------  -----------  -----------  -------------
CLASS C
  Issued......................     5,804,044     1,029,572     1,924,313    1,694,904      872,066      2,318,413
  Reinvested..................       622,999       555,815     1,358,439    2,700,946      197,105        126,558
  Redeemed....................    (1,463,451)   (1,233,017)   (5,380,575)  (2,863,739)    (812,897)      (337,933)
                                ------------  ------------  ------------  -----------  -----------  -------------
  Change in Class C Shares....     4,963,592       352,370    (2,097,823)   1,532,111      256,274      2,107,038
                                ------------  ------------  ------------  -----------  -----------  -------------
Total net increase (decrease)
  from share transactions.....     5,142,593       574,322    (1,906,444)   2,346,706      373,495      2,638,621
                                ------------  ------------  ------------  -----------  -----------  -------------
                                ------------  ------------  ------------  -----------  -----------  -------------

                                   CONTINUED

CENTURA FUNDS, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 APRIL 30, 1999

                                                               NORTH CAROLINA
                                    GOVERNMENT INCOME             TAX-FREE         MONEY MARKET
                                          FUND                   BOND FUND             FUND
                                -------------------------  ----------------------  ------------
                                  FOR THE       FOR THE     FOR THE     FOR THE      FOR THE
                                 YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED  PERIOD ENDED
                                 APRIL 30,     APRIL 30,   APRIL 30,   APRIL 30,    APRIL 30,
                                    1999         1998         1999        1998       1999 (b)
                                ------------  -----------  ----------  ----------  ------------
CAPITAL TRANSACTIONS:
CLASS A
  Proceeds from shares
    issued....................  $    285,888  $   235,089  $  332,162  $  988,212  $     47,429
  Dividends reinvested........        34,263       27,234     204,388     178,156           564
  Cost of shares redeemed.....      (164,373)    (224,712)   (400,229)   (442,204)      (20,855)
                                ------------  -----------  ----------  ----------  ------------
  Class A capital
    transactions..............  $    155,778  $    37,611  $  136,321  $  724,164  $     27,138
                                ------------  -----------  ----------  ----------  ------------
CLASS B
  Proceeds from shares
    issued....................  $    127,022  $    44,620  $   58,679  $  138,381  $         --
  Dividends reinvested........         9,923        6,601      18,903      13,731            --
  Cost of shares redeemed.....       (68,139)    (118,485)    (25,919)    (81,485)           --
                                ------------  -----------  ----------  ----------  ------------
  Class B capital
    transactions..............  $     68,806  $   (67,264) $   51,663  $   70,627  $         --
                                ------------  -----------  ----------  ----------  ------------
CLASS C
  Proceeds from shares
    issued....................  $ 34,025,484  $30,411,839  $7,898,545  $8,617,011  $204,406,231
  Dividends reinvested........     6,333,808    4,288,523     195,600      24,738            --
  Cost of shares redeemed.....   (50,904,535) (26,095,657) (6,616,483) (4,356,092) (140,221,787)
                                ------------  -----------  ----------  ----------  ------------
  Class C capital
    transactions..............  $(10,545,243) $ 8,604,705  $1,477,662  $4,285,657  $ 64,184,444
                                ------------  -----------  ----------  ----------  ------------
Total net increase (decrease)
  from capital transactions...  $(10,320,659) $ 8,575,052  $1,665,646  $5,080,448  $ 64,211,582
                                ------------  -----------  ----------  ----------  ------------
                                ------------  -----------  ----------  ----------  ------------
SHARE TRANSACTIONS:
CLASS A
  Issued......................        28,191       23,306      31,533      95,975        47,429
  Reinvested..................         3,348        2,693      19,455      17,311           564
  Redeemed....................       (16,108)     (22,272)    (38,041)    (43,267)      (20,855)
                                ------------  -----------  ----------  ----------  ------------
  Change in Class A Shares....        15,431        3,727      12,947      70,019        27,138
                                ------------  -----------  ----------  ----------  ------------
CLASS B
  Issued......................        12,342        4,431       5,555      13,248            --
  Reinvested..................           971          654       1,798       1,335            --
  Redeemed....................        (6,665)     (11,768)     (2,454)     (7,984)           --
                                ------------  -----------  ----------  ----------  ------------
  Change in Class B Shares....         6,648       (6,683)      4,899       6,599            --
                                ------------  -----------  ----------  ----------  ------------
CLASS C
  Issued......................     3,323,824    2,999,680     754,342     836,663   204,406,231
  Reinvested..................       618,807      424,095      18,519       2,411            --
  Redeemed....................    (4,982,025)  (2,571,444)   (630,036)   (422,570) (140,221,787)
                                ------------  -----------  ----------  ----------  ------------
  Change in Class C Shares....    (1,039,394)     852,331     142,825     416,504    64,184,444
                                ------------  -----------  ----------  ----------  ------------
Total net increase (decrease)
  from share transactions.....    (1,017,315)     849,375     160,671     493,122    64,211,582
                                ------------  -----------  ----------  ----------  ------------
                                ------------  -----------  ----------  ----------  ------------

---------

(a)  For the period from May 2, 1997 (commencement of operations).
(b)  For the period from June 1, 1998 (commencement of operations).

 7. SUBSEQUENT EVENT

    The Centura Quality Income Fund commenced operations on June 10, 1999. The Fund seeks current income and capital appreciation by investing in a diversified portfolio consisting primarily of investment grade debt securities.

 8. FEDERAL INCOME TAX INFORMATION (UNAUDITED)

    During the year ended April 30, 1999, the North Carolina Tax-Free Bond Fund declared tax-exempt income distributions in the amount of $1,809,032.

                                   CONTINUED

CENTURA FUNDS, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 APRIL 30, 1999

   During the year ended April 30, 1999, long-term capital gain distributions declared and dividends received deduction available to corporations are as follows:

                                                             DIVIDENDS
                                            LONG-TERM         RECEIVED
                                               20%           DEDUCTION
                                          --------------   --------------
Large Cap Equity Fund...................       7,1$09,222          61.14%
Mid Cap Equity Fund.....................      22,416,520           16.65%
Small Cap Equity Fund...................       1,335,875            7.97%
Government Income Fund..................       2,440,842              --
North Carolina Tax-Free Bond Fund.......         202,451              --

                     END OF NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

    RESULTS OF SHAREHOLDER MEETING (UNAUDITED)

    On July 23, 1998, a Special Meeting of the Shareholders of the Equity Income Fund (currently, the Large Cap Equity Fund) was called to approve a change in the investment objective of the Fund. The Fund's investment objective was to provide long-term capital appreciation and income. The proposed new investment objective is to provide long-term capital appreciation.

                                                           % OF             % OF
                                                       OUTSTANDING         SHARES
                                     NO. OF SHARES        SHARES           VOTED
                                     --------------   --------------   --------------
FOR:...............................       3,781,469           69.29%           98.37%
AGAINST:...........................          24,070            0.44%            0.63%
ABSTAINING:........................          38,400            0.70%            1.00%
TOTAL:.............................       3,843,939           70.43%          100.00%

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors of
Centura Funds, Inc.

We have audited the accompanying statements of assets and liabilities of the Centura Funds, Inc.--Large Cap Equity Fund (formerly Equity Income Fund), Mid Cap Equity Fund (formerly Equity Growth Fund), Small Cap Equity Fund (formerly Southeast Equity Fund), Government Income Fund (formerly Federal Securities Income Fund), North Carolina Tax-Free Bond Fund, and Money Market Fund (the Funds), including the schedules of portfolio investments, as of April 30, 1999, and the related statements of operations, statements of changes in net assets and the financial highlights related to the year ended April 30, 1999 (eleven month period ended April 30, 1999 for the Money Market Fund). These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying statements of changes in net assets for the periods ended April 30, 1998 and the financial highlights for the periods ended April 30, 1998 and prior, were audited by other auditors whose report thereon dated May 22, 1998 expressed an unqualified opinion on the statement of changes in net assets and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of April 30, 1999, by examination, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising the Centura Funds, Inc. as of April 30, 1999, the results of their operations, the changes in their net assets and the financial highlights related to the year ended April 30, 1999 (eleven month period ended April 30, 1999 for the Money Market Fund), in conformity with generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
June 11, 1999

[LOGO]

                                               FOR ADDITIONAL INFORMATION ON THE
                                                             CENTURA FUNDS, CALL
                                                                1-800-44-CENTURA
                                                                 (800-442-3688).

                                                              INVESTMENT ADVISER
                                                                   AND CUSTODIAN
                                                                    CENTURA BANK
                                                         131 NORTH CHURCH STREET
                                                           ROCKY MOUNT, NC 27802

                                                       ADMINISTRATOR AND SPONSOR
                                                       BISYS FUND SERVICES, INC.
                                                               3435 STELZER ROAD
                                                              COLUMBUS, OH 43219

                                                                     DISTRIBUTOR
                                                 CENTURA FUNDS DISTRIBUTOR, INC.
                                                               3435 STELZER ROAD
                                                              COLUMBUS, OH 43219

                                                                   LEGAL COUNSEL
                                                          DECHERT PRICE & RHOADS
                                                            1775 EYE STREET N.W.
                                                          WASHINGTON, D.C. 20006

                                                            INDEPENDENT AUDITORS
                                                                        KPMG LLP
                                                            TWO NATIONWIDE PLAZA
                                                            COLUMBUS, OHIO 43215

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS OF CENTURA FUNDS. ITS USE IN CONNECTION WITH ANY OFFERING OF THE FUNDS' SHARES IS AUTHORIZED ONLY IN CASE OF A CONCURRENT OR PRIOR DELIVERY OF THE FUNDS' CURRENT PROSPECTUS.

INVESTMENTS IN MUTUAL FUNDS INVOLVE RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL. CENTURA FUNDS ARE NOT DEPOSITS, GUARANTEED BY OR OBLIGATIONS OF CENTURA BANK OR ITS AFFILIATES AND ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO MAINTAIN VALUE OF YOUR INVESTMENT IN THE MONEY MARKET FUND AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE MONEY MARKET FUND.

6/99